                                                                   EXHIBIT 10.22

                                 SUBLEASE AGREEMENT

     This Sublease Agreement is made and entered into the 29th day of August , 1997 by and between Wyse Technology Inc. (hereinafter "Sublessor" or "Wyse") Digital Microwave Corporation (hereinafter "Sublessee" or "DMC") and Wyse Technology Investments Inc. (hereinafter "Landlord" or "WTI").

     For consideration of the rent, covenants, agreements and conditions herein contained, Sublessor, Sublessee and the Landlord hereby agree as follows:


     1 . Subleased Premises. Wyse leases from Landlord certain premises which contain 167,200 square feet in the building located at 3475 North First St., San Jose, CA 95134 (hereinafter referred to as "Premises") which are the subject of that certain Lease dated March 19, 1993 between Wyse and Landlord. Wyse hereby subleases to DMC, and DMC hereby subleases from Wyse, for the term and upon conditions herein after set forth, the Subleased Premises, as shown on the drawing attached hereto as Exhibit A and incorporated herein by this reference. The Subleased Premises contains 62,023 rentable square feet ("RSF"). Landlord hereby provides his unqualified consent to this sublease of the Subleased Premises.

     2. Term. Subject to the terms and conditions set forth herein, the term of this Sublease shall commence on the date (the "Commencement Date") set forth on Exhibit B ("Commencement Date Memorandum") and shall terminate on January 1, 2002, except that it is understood and agreed by the Sublessee and the Sublessor that the right and interest of Sublessee under this Sublease are derivative of those of Sublessor under the Lease between Sublessor Landlord and not any greater than such rights and interest of Sublessor as to the Subleased Premises.

     3. Occupancy. Between the date first written above and September 15, 1997, Sublessor shall give Sublessee notice of the availability of the Premises ("Notice of Occupancy"). Physical occupancy will be granted to DMC within one week of the Notice of Occupancy.

     4. Use. Sublessee is permitted to use the Subleased Premises for general office, administration, assembly and warehouse activities.

     5.   Rent.

          (a) During the term of this Sublease, Sublessee covenants and agrees to pay to Sublessor as full rental for the Subleased Premises, without previous notice or demand therefore, rent at the gross rate of $1.50 per moth per RSF, which equals a total monthly payment of $93,034.50. Rent shall be paid on or before the first day of each calendar month during the term of the Sublease hereof, with the first such monthly installment to be paid upon the date that DMC executes this Sublease Agreement. The first installment shall be the rent for the month of October, 1997.

          *(b) Notwithstanding the foregoing, Wyse will provide DMC with two weeks free rental, from September 15, 1997 through September 30, 1997. This is based on an anticipated Commencement Date prior to September 15.

          (c) As security for Sublessee's faithful performance under the Sublease, DMC shall upon execution of the Sublease pay the sum of $93,034.50 (equaling one month's rent) for security deposit. Except for reasonable charges for cleaning the Subleased Premises, the security deposit will be remitted to Sublessee within forty-five (45) days of the termination of the Sublease (unless the Sublease is terminated for default of Sublessee.) Wyse is under no obligation to keep the security deposit in an account separate from its normal business accounts, neither is it required to accrue interest on the deposit for the benefit of DMC.

          (d)  Rent Inclusions.  The gross rental rate includes-
               (i) Common Area Maintenance Charges (CAM), property taxes and other operating expenses. It also includes access to and use of the electronic security system, which is installed in the building.
               (ii) Use, by DMC's on-site employees, of the cafeteria and recreation center (which includes lockers, showers, weight room, sauna, pool and Jacuzzi).

               Rent does not include utilities or janitorial services (see
               Section 6, below).

          (e) Late Payments. In the event that Sublessee falls to remit payments as described above, Sublessee shall additionally be liable for interest on the unpaid amount, calculated at one and one-half percent (1 1/2%) per month (or the highest amount permitted by law) on the unpaid balance due.

6. Condition of Subleased Premises. Sublessee hereby agrees to accept the Subleased Premises on an "as is", "as built" condition on the Commencement Date of the term of this Sublease, it being understood and agreed that Sublessor makes no warranties, express or implied, as to the Subleased Premises including by way of example, and not limitation, any warranties of suitability, fitness for purpose of use or habitability. Sublessor shall leave premises in broom-clean condition.

7. Utilities. Sublessee shall contract for provision of utility services (natural gas, electricity, telephones and water) directly with the provider(s). Sublessor shall not be responsible to provide any such utilities to the Subleased Premises. Additionally, DMC is responsible to provide its own janitorial services for the Subleased Premises.

8. Insurance. Sublessee shall, prior to Commencement Date, provide Sublessor with a certificate of insurance naming Landlord and Sublessor as additional named insureds.

9.   DMC's Covenants.

     (a) Except as set forth in this Agreement, all Sublessee's covenants and obligations to the Sublessor and the Landlord under this Sublease shall be the same as the covenants and obligations of Sublessor to Landlord under the Lease and all Amendments hereto, which are attached hereto as Exhibit C and incorporated herein by reference, to the extent that such covenants and obligations are applicable to the Subleased Premises and the Sublease terms.

     (b) Sublessee hereby covenants and agrees to indemnify, hold harmless and at the option of Sublessor, defend Sublessor in all suits, actions and proceedings arising out of, related to, or concerning either (i) any default or non-performance by Sublessee of this Sublease, including without limitation, those covenants and obligations undertaken in the preceding subparagraph, or (ii) the use or occupancy by Sublessee of the Subleased Premises, except to the extent that such arises from the negligence or willful misconduct on the part of the Sublessor.

     (c) In the event of any dispute and/or litigation between the Sublessee and the Landlord, the Sublessee will hold the Sublessor harmless.

10.  Wyse's Covenants.

     (a) Except as set forth above or as otherwise required by the context of the Lease, all of the Sublessor's covenants and obligations under the Sublease shall be the same as the covenants and obligations of Landlord to Sublessor under the Lease and all Amendments thereto.

     (b) In the event of any dispute and/or litigation between the Sublessor and the Landlord, the Sublessor will hold the Sublessee harmless.

     (c) Wyse hereby covenants and agrees to indemnify, hold harmless and at the option of DMC, defend DMC in all suits, actions and proceedings arising out of, related to, or concerning any default or non-performance by Wyse of this Sublease, except to the extent that such arises from the negligence or willful misconduct on the part of the DMC.

11. Landlord Covenants: Except as set forth herein, or as otherwise required by the contents of the Lease, all of Landlord's covenants and obligations under the Sublease shall be the same as the covenants and obligations of Landlord to Sublessor under the Lease and all Amendments thereto.

12. Parking. A minimum of four (4) parking spaces per one thousand (1,000) RSF shall be available to DMC. Such parking spaces shall be identified in a general manner on the Exhibit A. The spaces will not be reserved or specifically marked as being for the benefit of DMC. Use thereof shall be in accordance with any current Landlord rules or regulations governing same.

13. Option to Extend. Wyse and Landlord shall grant DMC a one time, personal option to extend the Term for up to three (3) years upon at least six (6) month's written notice from DMC prior to the end of the Term. Rent for the extended term will be at the then current fair market value for the Subleased Premises.

14. Signs. DMC will have the right, subject to agreement by Wyse and compliance with any applicable laws, ordinances or other regulations, to install (i) a sign on the Subleased Premises and (ii) a monument type sign at the parking lot entry way on First St. Any signs will be installed and maintained solely at Sublessee's expense.

15. Special Access to Subleased Premises. In addition to rights of access set forth in Section 12 of the Lease, Wyse shall, at all reasonable times (and upon reasonable notice except in cases of emergency) have access via the Subleased Premises to the "roof access door" located therein.

16. Assignment. DMC shall not assign this Sublease or any of its rights or obligations hereunder without the written consent of Wyse and WTI. Such consent shall not be unreasonably withheld provided the proposed assignee is financially equivalent to DMC, will use the Premises for similar purposes, and DMC remains responsible for the assignee's performance in its role as assignor.

17.  Miscellaneous-

     (a) The terms "Sublessor', "Sublessee" and "Landlord" shall, as applicable, include their legal representatives, successor and assigns. All covenants herein made binding upon Landlord, Sublessee and Sublessor shall be equally binding on its agents, employees and others claiming the right to be in the Subleased Premises through or under the Sublessee or Sublessor. The Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their respective assigns.

     (b) This Sublease shall be governed by the laws of the State of California.

     (c) All notices required to be made hereunder shall be sent to the following addresses, or such other addresses as a party may later designate:

     TO SUBLESSEE:

     Digital Microwave Corporation
     170 Rose Orchard Way
     San Jose, CA  95134

     Attention:   John O'Neil

     TO SUBLESSOR:

     Wyse Technology Inc.
     3471 N. First Street, MS 150-3
     San Jose, CA  95134-1803

     Attention:  Facilities Manager

     TO LANDLORD:

     Wyse Technology Investments Inc.
     c/o Wyse Technology Inc.
     Same address as above for Sublessor

     Attention:  Katherine Jen

   (d) Brokers and Commissions. The parties hereby represent that other than Colliers Parrish International Inc. and Cornish & Carey Commercial they have not obtained the services of any real estate brokers or agents for the purposes of leasing the Subleased premises and that each will indemnify and hold harmless the other parties from such claims in the event that any other party established a right derived from such indemnifying party to receive commissions or any payment as a consequence of this Sublease.

          Wyse is responsible for the commission arising from the Sublease transaction. The aforementioned brokers have separately agreed upon the method by which the commission will be shared between them. Neither Wyse, WTI or DMC shall be liable to either brokerage firm for breach of such commission agreement.

   (e) The parties hereby agree that there shall be no recording of this Sublease or notice of this Sublease in any registry of deeds with any public agency, and that the terms and conditions of this Sublease are confidential and shall not be disclosed to any third party without a need to know for financial, legal or other substantial reasons.

   (f) Sublessee agrees to reimburse all of Sublessor's costs and expenses in seeking and obtaining any judicial enforcement of this Sublease, including, without limitation, all resulting reasonable attorneys fees.

In witness whereof, the parties hereto have caused this instrument to be executed in triplicate as of the date first written above.



DIGITAL MICROWAVE CORPORATION                     WYSE TECHNOLOGY INC.

BY: /s/ CARL A. THOMSEN                           BY: /s/ GARY A. MARTELL
    ---------------------------------------           ------------------------

Carl A. Thomsen                                   Gary A. Martell
-------------------------------------------       ----------------------------
(Print or type name)                              (Print or type name)
Vice President, Chief Financial Officer and       Vice President, Finance and
Secretary                                         Administration
-------------------------------------------       ----------------------------
(Title)                                           (Title)
8/29/97                                           9/2/97
-------------------------------------------       ----------------------------
(Date)                                            (Date)



WYSE TECHNOLOGY INVESTMENTS INC.

BY: /s/ KATHERINE JEN
    ---------------------------------------

Katherine Jen
-------------------------------------------
(Print or type name)
Secretary
-------------------------------------------
(Title)
8/30/97
-------------------------------------------
(Date)

                                     EXHIBIT A
                                     ---------

                         3475 North First Street, San Jose
                         [Plus of Minus]62,023 square feet

                            [This exhibit consists of a
                              drawing of the property]

                                     EXHIBIT B
                                     ---------

                            COMMENCEMENT DATE MEMORANDUM

LANDLORD:      Wyse Technology Investments, Inc., A California Corporation

SUBLESSOR:     Wyse Technology Inc., a Delaware Corporation

SUBLESSEE:     Digital Microwave Corporation, A California Corporation

Pursuant to Section 2 of the Sublease Agreement, the parties hereby acknowledge and agree that the Commencement Date is:

September    , 1997.
         ---

The foregoing is agreed as evidenced by the authorized signatures of the parties below.

This Memorandum is executed on              , 1997.
                               ------------
LANDLORD

Wyse Technology Investments, Inc.

By:
    ---------------------------------------
Its:
    ---------------------------------------

SUBLESSOR

Wyse Technology Inc.

By:
   ----------------------------------------
Its:
    ---------------------------------------

SUBLESSEE

Digital Microwave Corporation

By:
   ----------------------------------------
Its:
    ---------------------------------------

                                     EXHIBIT C

                        AMENDED AND RESTATED LEASE AGREEMENT


LANDLORD:   Wyse Technology Investments, Inc., a California corporation

TENANT:     Wyse Technology, Inc., a Delaware corporation

PREMISES:   Buildings located at
            3471-3475 North First Street
            San Jose, California

DATE:       March 19, 1993

                  BASIC LEASE INFORMATION


Landlord:                              Wyse Technology Investments, Inc., a California
                                       corporation

Landlord's Taxpayer I.D. No.:          77-0311526

Tenant:                                Wyse Technology, Inc., a California corporation

Tenant's Taxpayer I.D. No.:            94-2757606

Project:                               The three building complex located at the corner
                                       of North First Street and River Oaks Place in San
                                       Jose, California

Premises (Section 1.a.):               Amenities Space Address:

                                       3471 North First Street
                                       San Jose, California
                                       Approximately 24,100 square feet

                                       Building 2 Address:

                                       3471 North First Street
                                       San Jose, California [1st and 2nd Floors]:
                                       Approximately 88,818 rentable square feet

                                       Building 3 Address:

                                       3471 North First Street
                                       San Jose, California
                                       Approximately 143,400 rentable square feet of the
                                       one-story Building (entire building)

Rentable Square Footage of             24,100
Amenities Space (Section 1.d.):

Rentable Square Footage of             167,200
Building 2 (Section 1.d.):

Rentable Square Footage of             143,400
Building 3 (Section 1.d.):

Rentable Square Footage of             433,700
Project (Section 1.d.):

Rentable Square Footage of             237,926
Premises (Section 1.d.)


Usable Square Footage of               24,100 square feet in Amenities Space;
Premises (Section 1.d.):               up to 88,818 square feet in Building 2; and
                                       143,000 square feet in Building 3

Total:                                 max. 255,918 square feet

Use (Section 15.a.):                   Computer manufacturing and research and
                                       development facility

Term (Section 2):                      Ten (10) years commencing on
                                       Commencement Date

Commencement Date:                     June 1, 1992
(Section 2.b.)

Monthly Base Rent (Section 4):                                       Monthly Rental Rate
                                        Month                      Per Rentable Square Foot
                                        -----                      ------------------------
                                        0-7
                                        8-19
                                        20-31
                                        32-43
                                        44-55
                                        56-67
                                        68-79
                                        90-91
                                        92-120

Estimated Operating Expenses            Annual: $_________
(Section 6.a.):

                                        Monthly: $__________

Tenant's Percentage Share
(Section 6.a):                          Building 2:  42.12%

                                        Building 3:  100%

                                        Project:     54.85%

Parking Spaces (Section 33):            Reserved: See EXHIBIT A

                                        Unreserved: 4 spaces/1,000 rentable square feet of
                                        the Premises minus the reserved parking spaces

Landlord's Address                      3471 N. First Street
(Section 40):                           M/S 120-3
                                        San Jose, California 95134-1803


Tenant's Address                        3471 N. First Street
(Section 40):                           M/S 120-3
                                        San Jose, California 95134-1803



"Landlord"                              "Tenant"

Wyse Technology Investments,            Wyse Technology, Inc. a

Inc., a California corporation          Delaware corporation
By: /s/ GARY ANDERSON                   By: /s/ GLORIA C. WAHL
    -----------------------                 --------------------------
    Name: Gary Anderson                     Name: Gloria C. Wahl
    Title: Vice President                   Title: Treasurer

    Date: March 19, 1993                    Date: March 19, 1993
          -----------------                       --------------------

                                 TABLE OF CONTENTS


                                                                             Page
1.  Premises.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.  Term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.  Rent.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
4.  Monthly Base Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
5.  Payment of Additional Charges. . . . . . . . . . . . . . . . . . . . . . . 5
6.  Additional Rent-Operating Expenses.. . . . . . . . . . . . . . . . . . . . 5
7.  Proration of Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
8.  Insurance and Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . .18
9.  Landlord Insurance.. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
10. Utilities and Service. . . . . . . . . . . . . . . . . . . . . . . . . . .20
11. Repairs and Maintenance. . . . . . . . . . . . . . . . . . . . . . . . . .21
12. Access to Premises.. . . . . . . . . . . . . . . . . . . . . . . . . . . .22
13. Alterations and Signs. . . . . . . . . . . . . . . . . . . . . . . . . . .23
14. Use and Compliance with Laws.. . . . . . . . . . . . . . . . . . . . . . .25
15. Damage or Destruction. . . . . . . . . . . . . . . . . . . . . . . . . . .26
16. Eminent Domain.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
17. Default by Tenant. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
18. Tenant's Remedies Upon Landlord's Default. . . . . . . . . . . . . . . . .32
19. Assignment and Subletting. . . . . . . . . . . . . . . . . . . . . . . . .32
20. Hazardous Materials. . . . . . . . . . . . . . . . . . . . . . . . . . . .33
21. Surrender of Premises. . . . . . . . . . . . . . . . . . . . . . . . . . .34
22. Estoppel Certificate.. . . . . . . . . . . . . . . . . . . . . . . . . . .34
23. Subordination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
24. Warranties of Landlord; Quiet Enjoyment. . . . . . . . . . . . . . . . . .37
25. Holding Over.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
26. Recording. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
27. Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
28. Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
29. Parking. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
30. Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
31. Transfer of Title. . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
32. General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39

                                      EXHIBITS


Exhibit A:           Legal Description of Real Property; Floor Plan for Buildings;
                     Calculation of Total Rentable and Useable Square Footage for
                     each Building and the Project; and Site Plan of the Project

Exhibit B-1:         Summary of:

                     1.           Project Operating Expenses for 1990 and 1991

                     2.           Estimate of Project Operating Expenses for 1992 and 1993

                     3.           Building Operating Expenses for 1990 and 1991 (Segregated
                                  by Building 1, Building 2 and Building 3)

                     4.           Estimate of Building Operating Expenses for 1992 and 1993
                                  (Segregated by Building 1, Building 2 and Building 3)

Exhibit B-2:         Summary of:

                     1.           Amenities Expenses for 1990 and 1991

                     2.           Estimated Amenities Expenses for 1992 and 1993

Exhibit C:           Form of Estoppel Certificate

Exhibit D:           Landlord's Normal Business Hours For Operation of HVAC

Exhibit E:           Memorandum of Lease

Exhibit F:           Tenant Insurance Requirements

Exhibit G:           Specifications for Utilities and Services

                        AMENDED AND RESTATED LEASE AGREEMENT

     THIS AMENDED AND RESTATED LEASE AGREEMENT (this "Lease"), dated as of March, 1993, is entered into by WYSE TECHNOLOGY INVESTMENTS, INC., a California corporation ("Landlord"), and WYSE TECHNOLOGY, INC., a Delaware corporation ("Tenant") in order to modify and amend that certain Lease Agreement, dated as of May 27, 1992, entered into by Landlord, as landlord, and Tenant, as Tenant. Terms which are capitalized in this Lease (but which are not defined in the body of this Lease) shall have the meanings set forth in the Basic Lease Information, which is incorporated herein by this reference and appears immediately preceding this page.

     THIS LEASE IS ENTERED on the basis of the following facts, intentions and understandings of the parties:

     A. Landlord has acquired, or is in the process of acquiring, from Tenant pursuant to that certain Contract of Sale dated as of May 27, 1992, between Landlord, as purchaser, and Tenant, as seller, (i) two separate legal parcels comprising approximately thirty-two and six hundred nineteen thousandths (32.619) acres of real property in San Jose, California more particularly described in EXHIBIT A, attached hereto ("Real Property") and
(ii) the improvements located on the Real Property ("Improvements") which include: (a) three office buildings ("Buildings"); (b) a cafeteria ("Cafeteria"); and (c) a health club, including tennis courts and a swimming pool ("Health Club"). The Improvements are generally shown in the Site Plan attached hereto as EXHIBIT A. The Real Property and the Improvements are hereinafter collectively referred to as the "Project".

     B. The Buildings are commonly known as: (i) One River Oaks Place ("Building 1"); (ii) 3475 North First Street ("Building 2"); and (iii) 3471 North First Street ("Building 3").

     C. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, in accordance with the terms of this Lease the following portions of the Project: (i) up to 88,818 rentable square feet in Building 2 to the extent that Landlord shall make such space available to Tenant and Tenant shall in fact occupy the same from time to time ("Building 2 Space"),
(ii) 143,000 rentable square feet in Building 3 ("Building 3 Space"), and
(iii) subject to the rights of Pacific Bell, as tenant ("Pacific Bell"), under that certain Lease Agreement dated as of October 31, 1991 between Landlord and Pacific Bell (the "Pacific Bell Lease"), the Cafeteria and Health Club, consisting in the aggregate of 24,100 square feet (the "Amenities Space"). As of the date hereof, the amount of Building 2 Space being leased by Tenant is 88,818 square feet.

     D. The portion of (i) the Operating Expenses of the applicable Building ("Building 2 Operating Expenses" and "Building 3 Operating Expenses", respectively) and (ii) the Operating Expenses of the Project ("Project Operating Expenses"), for which Tenant will be responsible is set forth in
Section 6.a(xiii).  The
portion of the Amenities Expenses for which Tenant will be responsible is set forth in Section 6.d(ix).

     E. The term (the "Term") of this Lease will be ten (10) years, commencing on June 1, 1992 (the "Commencement Date").

     F. The premises ("Premises") subject to this Lease at any time will be the Building 2 Space, the Building 3 Space and the Amenities Space.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     1.  PREMISES.

          a. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, together with the right in common to use the Common Areas within the Project.

                (i) AMENITIES SPACE. Tenant acknowledges and agrees that Tenant's lease of the Amenities Space is subject to the rights of Pacific Bell under the Pacific Bell Lease to use the Amenities Space and Tenant shall not use or alter the Amenities Space in any manner which would adversely affect Pacific Bell's ability to use and enjoy the Amenities Space to the extent permitted under the Pacific Bell Lease.

                (ii) BUILDING 2 SPACE. Tenant acknowledges and agrees that Tenant's lease of the Building 2 space is subject to the rights of Pacific Bell to exercise certain expansion rights granted to Pacific Bell under the Pacific Bell Lease with respect to the Building 2 Space. Tenant further agrees that Landlord shall have the unconditional right at any time and from time to time during the term of this Lease, upon 30 days prior written notice ("Pacific Bell Expansion Notice") delivered to Tenant following Landlord's receipt of notice of Pacific Bell's exercise of its right to expand into any portion of the Building 2 Space, to terminate this Lease as to the portion of the Building 2 Space described in such notice from Pacific Bell. The Pacific Bell Expansion Notice will describe in reasonable detail the portion of the Building 2 Space to which it applies (including the rentable square footage of such portion). Tenant shall surrender such portion of the Building 2 Space to Landlord in accordance with, and in the condition required under, Section 21 of this Lease on or before the 30th day following Tenant's receipt of the Pacific Bell Expansion Notice. Upon the termination of this Lease as to any portion of the Building 2 Space pursuant to this
      Section 1.a(ii), (A) Tenant's Share of Project Operating Expenses and Tenant's Share of Building 2 Operating Expenses shall be adjusted to reflect such termination and (B) the Monthly Base Rent (as hereinafter defined) shall be partially reduced by an amount equal to the amount of basic rent Pacific Bell is obligated to pay to Landlord for such portion of the Building 2 Space under the Pacific Bell Lease; provided that at the end of the seventh Lease Year the

      Monthly Base Rent shall be fully adjusted to reflect the termination of this Lease as to such portion of the Building 2 Space and, following such full adjustment, Landlord shall reimburse Tenant for any Monthly Base Rent Tenant has paid to Landlord which Tenant would not have been obligated to pay had such full adjustment to the Monthly Base Rent been made concurrently with such termination of this Lease as to such portion of the Building 2 Space, PLUS interest on any such amount at a rate equal to 6% per annum.

          b. COMMON AREAS. The "Common Areas" shall mean the areas and facilities within the Project for the general use, convenience and benefit of Tenant and other tenants and occupants of the Buildings (E.G., unreserved parking areas; and, as to the Buildings not leased exclusively to Tenant or other tenants, the restrooms, janitorial, telephone and electrical closets, and elevators available for common use; PROVIDED, HOWEVER, that (i) Tenant's use of space in the closets shall be limited to the percentage share thereof ("Tenants Percentage Share") equal to the rentable square footage of the applicable Building covered by this Lease as a percentage of the rentable square footage of that entire building, (ii) any access thereto and use thereof shall be subject to Landlord's reasonable rules and regulations in respect thereof and shall be done in a manner and at times so as to minimize any interference with the Building systems and with other tenants, and (iii) Tenant shall not use the Common Areas in a manner that materially or unreasonably interferes with or annoys other tenants). Subject to Section 1.c, Landlord shall not change the Common Areas in any manner which materially or unreasonably interferes with Tenant's use of the Premises.

          c. BUILDING AND PROJECT SQUARE FOOTAGES. The Usable Square Footage of the Buildings, the Rentable Square Footage of the Buildings and the Rentable Square Footage of the Project have been determined in accordance with the latest applicable standards of the Building Owners and Managers Association ("BOMA"). Tenant understands that Landlord is contemplating the construction of an additional building and other improvements on the parcel of land on which is located Building 3 (to the north thereof) and may construct other improvements on the Project. In the event of any such improvements which shall result in an increase or decrease in the Rentable Square Footage of the Project, Tenant's Percentage Share of the applicable Buildings and Tenant's Percentage Share of the Project shall be adjusted based upon the rentable square feet in the applicable Buildings and in the Project.

          d. SQUARE FOOTAGES. Landlord and Tenant acknowledge that the rentable square footage of each of the Building 2 Space, the Building 3 Space and the Amenities Space is accurate and shall be used for purposes of calculating Base Rent payable by Tenant, Tenant's Share of Building 2 Operating Expenses, Tenant's Share of Building 3 Operating Expenses, Tenant's Share of Amenities Expenses and Tenant's Share of the Project Operating Expenses.

          e.  TENANT'S PERCENTAGE SHARE OF BUILDINGS.  As used in this Lease,
(i) the term "Tenant's Percentage Share of Building 2" shall be the percentage determined by dividing (A) the rentable square footage of Building 2 Space by (B) the total rentable square footage of Building 2 and (ii) "Tenant's Percentage Share of

Building 3" shall be the percentage determined by dividing (A) the rentable square footage of the Building 3 Space by (B) the total rentable square footage of Building 3.

          f. TENANT'S PERCENTAGE SHARE OF PROJECT. As used in this Lease, the term "Tenant's Percentage Share of the Project" shall be the percentage determined by dividing (i) the rentable square footage of the Premises by
(ii) the total rentable square footage of the Project.

      2.   TERM.

          a. LEASE TERM. The Term of this Lease shall commence on the Commencement Date and, unless terminated on an earlier date in accordance with the terms of this Lease, shall extend for the Term and shall expire on the date that is ten (10) years from the Commencement Date (the "Expiration Date"), unless sooner terminated pursuant to the terms of this Lease.

          b. LEASE YEARS. The first lease year ("First Lease Year") of the Term shall be the period commencing on the Commencement Date and ending on December 31, 1992. The subsequent lease years ("Lease Years") shall be the twelve (12) month periods measured from the end of the First Lease Year.

          c. WAIVER. Tenant hereby waives its rights under California Civil Code Section 1932(1), it being agreed that the terms under this Section 2 and
Section 3 hereof shall govern and replace any rights covered by said statute.

      3. RENT. As used in this Lease, the term "Rent" shall mean (i) the Monthly Base Rent; (ii) Tenant's Share of Building 2 Operating Expenses;
(iii) Tenant's Share of Building 3 Operating Expenses; (iv) Tenant's Share of the Project Operating Expenses; (v) Tenant's Share of Amenities Expenses; and
(vi) all other amounts due from Tenant under this Lease.

      4.  MONTHLY BASE RENT.

          a. PAYMENT. The Monthly Base Rent shall be payable in equal monthly installments. Tenant shall pay the Monthly Base Rent to Landlord in advance upon the Commencement Date and, thereafter, upon the first day of each calendar month of the Term. The Monthly Base Rent shall be paid at Landlord's Address (or at such other place within the United States designated by Landlord in a notice to Tenant) without prior demand or notice and without any deduction or set-off whatsoever, except as expressly set forth in this Lease.

          b. MONTHLY BASE RENT. Subject to Section 2.a(ii), Tenant shall pay Monthly Base Rent per rentable square foot of Building 2 Space actually occupied by Tenant, Building 3 Space and Amenities Space ("Monthly Base Rent"), in accordance with the following schedule:

                                            MONTHLY RENTAL RATE
          MONTH                           PER RENTABLE SQUARE FOOT
          -----                           ------------------------
          0-7                                  Jun 92-Dec 92
          8-19                                 Jan 93-Dec 93
          20-31                                Jan 94-Dec 94
          32-43                                Jan 95-Dec 95
          44-55                                   1/96-12/96
          56-67                                   1/97-12/97
          68-79                                   1/98-12/98
          90-91                                   1/99-12/99
          92-120                                  1/00-12/02

          c. LATE PAYMENT CHARGE. If Tenant fails to pay an increment of Monthly Base Rent when due, Tenant shall pay a late payment charge of Five Thousand Dollars ($5,000.00). Any late payment charge shall be payable on the second day of the month in which such delinquent increment of Monthly Base Rent was due.

      5. PAYMENT OF ADDITIONAL CHARGES. Tenant's Share of Operating Expenses shall be paid as provided in Section 6. All other charges required to be paid by Tenant under this Lease (I.E., other than Base Rent, Operating Expenses and Amenities Expenses) shall be paid by Tenant within thirty (30) days after receipt from Landlord of a bill evidencing Landlord's payment thereof.

      6.  ADDITIONAL RENT-OPERATING EXPENSES.

          a.  OPERATING EXPENSES.

               (i) SUMMARY AND ESTIMATED OPERATING EXPENSES. Set forth in EXHIBIT B-1 to this Lease are (A) a summary of the Project Operating Expenses for the 1990 and 1991 calendar years; (B) an estimate of Project Operating Expenses for the 1992 and 1993 Lease Years; (C) a summary of Building Operating Expenses for the 1990 and 1991 calendar years (segregated by Building 1, Building 2 and Building 3); and (D) an estimate of the Building Operating Expenses (segregated by Building 1, Building 2 and Building 3) for the 1992 and 1993 Lease Years.

               (ii) PROJECT OPERATING EXPENSES. The term "Project Operating Expenses" shall mean the reasonable and actual operating expenses which are paid by Landlord in connection with only the Common Areas. The Project Operating Expenses shall be directly attributable to the operations, maintenance, management and repair of the Common Areas, as determined under generally accepted accounting principles, consistently applied, for the applicable period. Project Operating Expenses shall be the following: (A) Real Estate Taxes, as defined in Section 6.b.; (B) premiums for insurance;
(C) wages, salaries and related expenses and benefits (including fringe benefits, payroll taxes, workers' compensation and uniforms) of on-site employees engaged in operation, maintenance and security; (D) the reasonable costs of repairs, replacements (amortized, as provided below) and general maintenance (excluding those which are the sole obligation of Landlord expressly so provided herein, those paid for by proceeds of insurance or other parties, and alterations attributable solely to tenants of the Buildings other than Tenant); (E) reasonable charges for steam, heat, ventilation, air conditioning, water, gas, electricity and other utilities used or consumed in the Common Areas; (F) the cost of supplies and equipment used in the operation and maintenance of the Project; (G) reasonable professional fees (E.G., fees of attorneys, auditors and other professionals and consultants) and association dues; (H) the cost of resurfacing and restriping the parking areas and janitorial and other cleaning costs and fees; (I) the cost of governmental licenses and permits, or renewals thereof, necessary for the operation of the Project; (J) the cost of capital improvements made to the Project either (1) for the intended purpose of reducing Project Operating Expenses (but only to the extent of the lesser of the amortized cost of the capital improvement or the actual cost savings resulting from the capital improvement) or (2) pursuant to a requirement of law, ordinance, order, rule or regulation of any governmental, quasi-governmental or public authority (a "Law") or a requirement of any insurance carrier or insurance rating organization or underwriting board, provided the Law or requirement is amended, enacted or promulgated after the Effective Date or (3) as set forth in Section 6.a(vi) hereof; and (K) all other reasonable and actual expenses paid in connection with the operation, maintenance, management and repair of the Common Areas. The costs of replacements pursuant to Section 6.a(ii)(D), capital improvements pursuant to
Section 6.a(ii)(J), and resurfacing under Section 6.a(ii)(H) (if capital in nature) shall be amortized on a straightline basis over the useful life of the replacement, improvement or resurfacing using generally accepted accounting principles, consistently applied. The cost of capital improvements which are made to the Project pursuant to a Law which was in existence prior to or on the Effective Date but only became applicable to the Project by reason of any act or cause of Tenant (E.G., any tenant improvements or any particular use by Tenant of the Premises) shall not be included in Project Operating Expenses but shall be paid by Tenant.

               (iii) BUILDING OPERATING EXPENSES. The term "Building Operating Expenses" shall mean the reasonable, actual operating expenses which are paid by Landlord in connection with only the Buildings containing any portion of the Premises. The Building Operating Expenses shall be directly attributable to the operations, maintenance, management and repair of the Buildings, as determined under generally accepted accounting principles, consistently applied. Building Operating Expenses shall be the following: (A) Real Estate Taxes, as defined in Section 6.b.; (B) premiums for insurance; (C) wages, salaries and related expenses and benefits of on-site employees engaged in operation, maintenance and security (including fringe benefits, payroll taxes, workers' compensation and uniforms); (D) the reasonable costs of repairs, replacements (amortized, as provided below) and general maintenance (excluding those which are the sole obligation of Landlord expressly so provided herein, those paid for by proceeds of insurance or other parties, and alterations attributable solely to tenants of the Buildings other than Tenant); and (E) reasonable charges for steam, heat, ventilation, air conditioning, water, gas, electricity and other utilities used or consumed in the Buildings; (F) the cost of supplies and equipment used in the operation and maintenance of the Buildings; (G) reasonable professional fees (E.G., fees of attorneys, auditors and other professionals and consultants) and association dues; (H) the cost of resurfacing and restriping the parking areas and janitorial and other cleaning costs and fees; (I) the cost of governmental licenses and permits, or renewals thereof, necessary for the operation of the Buildings; (J) the cost of capital improvements made to the Buildings either (1) for the intended purpose of reducing Buildings Operating Expenses (but only to the extent of the lesser of Tenant's pro rata share of the cost of any capital improvement or the actual cost savings resulting from the capital improvement) or (2) pursuant to a requirement of Law or a requirement of any insurance carrier or insurance rating organization or underwriting board, provided the Law or requirement is amended, enacted or promulgated after the Effective Date or
(3) as set forth in Section 6.a(vi) hereof; and (K) all other reasonable, actual expenses paid in connection with the operation, maintenance, management and repair of the Buildings. The cost of replacements pursuant to
Section 6.a(iii)(D), capital improvements pursuant to Section 6.a(iii)(J) and resurfacing under Section 6.a(iii)(H) (if capital in nature) shall be amortized on a straightline basis over the useful life of the replacement, improvement or resurfacing, using generally accepted accounting principles, consistently applied. The cost of capital improvements which are made to the Buildings pursuant to a Law which was in existence prior to or on the Effective Date but only became applicable by reason of any act or cause of Tenant (E.G., any tenant improvements or any particular use by Tenant of the Premises) shall not be included in Building Operating Expenses but shall be paid by Tenant.

               (iv) OPERATING EXPENSES. The term "Operating Expenses" shall mean the sum of Project Operating Expenses and Building Operating Expenses. The term "Operating Expense" shall mean any individual expense included within the definition of Operating Expenses. All goods and services comprising Operating Expenses shall be obtained at competitive prices, but may be obtained from related parties. Any item which is a Project Operating Expense shall not be a Building Operating Expense.

               (v) EXCLUSIONS. Operating Expenses shall not include the following: (A) legal fees, brokerage commissions, advertising costs, or other related expenses incurred in connection with the leasing of any portion of the Project; (B) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Project (provided that the foregoing shall not include repairs, alterations, additions, improvements or replacements to non-defective items which are caused by Tenant's construction activities);
(C) except as provided in Section 6.a(ii)(J)(2) and Section 6.a(iii)(J)(2), repairs, alterations, additions, improvements or replacements made to comply with any requirements of Law in effect as of the Effective Date; (D) any repairs, additions, improvements, alterations, replacements or expenditures of a capital nature, except as specifically allowed and limited pursuant to Sections 6.a(ii)(J) and 6.a(iii)(J) and Section 6.a(vi); (E) depreciation or amortization of the Buildings or any other improvements within the Project except as set forth in (D) above; (F) the cost of damage and repairs attributable to fire or other casualty (except for the deductible portion of insurance which shall be included in Operating Expenses in the event of a casualty); (G) the cost of damage and repairs covered under any insurance policy carried by, or required to be carried by, Landlord in connection with the Project (except for the deductible portion of insurance which shall be included in Operating Expenses in the event of a casualty); (H) damage and repairs necessitated by the negligence or wilful misconduct of Landlord or Landlord's employees, contractors or agents; (I) executive salaries (except for Landlord's Project or Building Director of Facilities, Manager or Superintendent); (J) salaries of service personnel to the extent that the service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Project; (K) Landlord's general overhead expenses not related to the Buildings; (L) payments of principal or interest on any mortgage or other encumbrance; (M) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant, or other occupants or tenants under or with respect to their leases or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Project or any part thereof; (N) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants or other occupants or of vacant rentable space in the Buildings or Project; (O) costs incurred due to violation by Landlord or any other tenant in the Project of the terms and conditions of any lease; (P) interest, penalties or other costs arising out of Landlord's failure to make timely payment of its obligations; (Q) the cost of any service provided to Tenant or other occupants of the Project for which Landlord is entitled to be reimbursed (other than pursuant to provisions similar to this Section 6); (R) overhead and profit paid to subsidiaries or affiliates of Landlord for management or other services for the Buildings or Project or for supplies or other materials to the extent that the costs of the services, supplies or materials exceed the competitive costs of the services, supplies or materials if they were not provided by a subsidiary or an affiliate; (S) costs incurred to test, survey, clean up, contain, abate, remove or otherwise remedy Hazardous Materials (as defined in Section 20 hereof) from the Project unless the Hazardous Materials were in or on the Project because of Tenant's negligence or intentional acts; (T) costs incurred in connection with any portion of the Project which is intentionally segregated from the parking available for Tenant and other tenants of the Project or used solely for parking by non-tenants of the Project and for which parking fees are charged;
(U) property management fees; (V) costs incurred in advertising and promotional activities for the Project (including gifts and promotional services to tenants or other parties); (W) imputed amounts for rent for space within the Project or other locations which is unoccupied or occupied by property managers; (X) all Amenities Expenses; and (Y) any other expense which, under generally accepted accounting principles, consistently applied, are not reasonable, actual operating expenses which are directly attributable to the operations, maintenance, management and repair of the Project or the Buildings, as applicable.

               (vi) RESTRICTIONS ON SPECIFIC OPERATING EXPENSES. The costs of any major repair which is made to the roofs or the heating, ventilation and air conditioning (HVAC) systems which is not caused solely by the negligence of Tenant shall be amortized over the useful life of the repair, as determined in accordance with generally accepted accounting principles, consistently applied; provided that (A) Tenant shall not be responsible for any amortized costs of repairs to the roofs during the term hereof and (B) Tenant shall not be responsible for any amortized costs of repairs to the HVAC systems during the first five (5) years of this Lease. Notwithstanding the provisions of clauses (A) and (B) above, Tenant shall be solely responsible for any repairs to the roofs or HVAC systems arising out of any acts or omissions of Tenant or its agents, representatives, contractors, subcontractors or servants or anyone else under the reasonable control of Tenant.

               (vii) LIMITATION ON SPECIFIED PROJECT OPERATING EXPENSES. Tenant shall not be responsible in the First Lease Year for the Project Operating Expenses specified in EXHIBIT B-1 as "CAM & Landscaping" and "Insurance" ("Specified Project Operating Expenses") in excess of Four and Fifty-Five Hundredths Cents ($0.0455) per rentable square foot of Building 2 Space actually occupied by Tenant, Building 3 Space and Amenities Space in the First Lease Year. The limitation (and the Specified Project Operating Expenses) shall be calculated on the basis of the annualized Project Operating Expenses for the Building 2 Space actually occupied by Tenant, Building 3 Space and Amenities Space. The limitation set forth in this
Section 6.a(vii) shall not apply to any other Operating Expenses.

               (viii) LIMIT ON ANNUAL SPECIFIED PROJECT OPERATING EXPENSE INCREASES. After the First Lease Year, Tenant shall not be liable for any increase in the Specified Project Operating Expenses for any Lease Year during the Term in excess of five percent (5%) (calculated on a per rentable square footage basis) per Lease Year on a compounded basis (E.G., the maximum Specified Project Operating Expense for which Tenant shall be responsible in the second Lease Year shall be $0.047775 per rentable square foot and the maximum Specified Project Operating Expenses for which Tenant shall be responsible in the third Lease Year shall be $0.050164 per rentable square foot); provided, however, that increases in the Specified Project Operating Expenses which directly result from governmentally mandated costs or fees (E.G., penalties for excess water usage) shall not be subject to the above limitation. For purposes of this Section 6.a(viii), Real Estate Taxes shall not be included in the Specified Project Operating Expenses (as Real Estate Taxes shall be subject to the limitation set forth in Section 6.b(iv)). The limitation set forth in this Section 6.a(viii) shall not apply to any other Operating Expenses.

               (ix) COLLECTION. Landlord shall use reasonable efforts to keep the Operating Expenses at reasonable amounts while operating the Project as a first-class office/research and development campus and there shall not be included in Operating Expenses any costs in excess of those that would be reasonably incurred by prudent owners who act as operators and managers of similar first-class office/research and development campuses located in the cities of Sunnyvale, Santa Clara, Milpitas and the North San Jose area ("Similar Facilities"), which owner operators and managers are not generally engaged in the operation and management of Similar Facilities or other properties and do not have access to the economies and resources available to operators and managers of Similar Facilities or other properties. Landlord shall not collect in excess of one hundred percent (100%) of any operating Expense or any Operating Expense more than once. All Operating Expenses shall be determined in accordance with generally accepted accounting principles and practices, consistently applied. Landlord's statement of Operating Expenses shall be certified by a certified public accountant or signed and certified to be correct by Landlord.

               (x) RIGHT TO CHALLENGE. Tenant shall have the right, by giving written notice to Landlord at any time within one (1) year after receipt of any statement of Operating Expense, to challenge the accuracy of any Operating Expense set forth in the statement. Failure to timely notify Landlord of a challenge shall be a waiver of Tenant's right to challenge the Operating Expenses set forth in the applicable statement. If Tenant challenges any Operating Expenses, Landlord shall make Landlord's books and supporting documents available at reasonable times during office hours and upon reasonable prior notice for Tenant to audit. If requested by Tenant, Landlord shall provide adequate work space within Landlord's offices for Tenant's authorized representatives to review the books and supporting documents. Tenant shall pay the cost and expenses of any audit unless the audit shows an overstatement of at least five percent (5%) in the Operating Expenses, in which event Landlord shall pay the costs and expenses of the audit. Landlord shall pay any overstated amounts to Tenant, together with interest at the rate of ten percent (10%) per annum from the date of overpayment to the date payment is made by Landlord (and, if applicable, the cost of the audit), within thirty (30) days after the amount of the overstatement is finally determined.

               (xi) SURVIVAL. If the exact amount of any item payable by Tenant under this Section 6 which would not otherwise be due until after the Expiration Date or termination of this Lease is uncertain as of the Expiration Date or termination of this Lease, the item shall be paid by Tenant to Landlord within sixty (60) days after Landlord's notice to Tenant of Landlord's final determination of the exact amount.

               (xii) NOTICE OF OBLIGATION. Landlord shall provide Tenant with at least two (2) months' prior notice ("Rent Adjustment Notice") of the effective date of any adjustments in Rent which are to be made under this Lease. If Landlord fails to give notice to Tenant at least two (2) months prior to the date an adjustment is to be effective, (A) Tenant shall have the right, for a period of two (2) months after the Rent Adjustment Notice, to pay Rent in an amount equal to the Rent payable prior to the adjustment, and
(B) within two (2) months after Tenant receives the appropriate Rent Adjustment Notice, Tenant shall pay, without any penalty or interest, any accrued increases in Rent during the two (2) month period stated in the Rent Adjustment Notice.

               (xiii) ESTIMATED PAYMENTS. Prior to the commencement of each Lease Year during the Term, or as soon thereafter as is practicable, Landlord shall estimate the Operating Expenses payable by Tenant pursuant to this Section 6.a and Tenant shall pay to Landlord on the first of each month, in advance, one-twelfth (1/12) of Landlord's estimated amount of Tenant's Share ("Tenants Share") of Building 2 Operating Expenses, Building 3 Operating Expenses and Project Operating Expenses. Subject to the provisions of Section 6.a(xii), if Landlord's estimate is given at any time after the beginning of a Lease Year, the first payment after delivery of the estimate shall include the aggregate of the underpayments for the prior months in the Lease Year as if the applicable statement of estimated Operating Expenses been timely given prior to the beginning of the Lease Year and as if the adjusted amounts of Operating Expenses had been due from the first month of the Lease Year. Landlord's estimate shall include a comparison, by each category, of the prior Lease Year's Operating Expenses (in terms of both dollars and percentages) and, if requested by Tenant, shall include a reasonably detailed description of the reasons for increases to support Landlord's estimate. If Landlord does not provide an estimate (and, if requested by Tenant, a reasonably detailed description) to Tenant prior to the commencement of a Lease Year, Tenant shall continue, until the month after Tenant receives Landlord's estimate of the revised Operating Expenses (and, if requested by Tenant, reasonable, detailed documentation), to pay the Operating Expenses based on the prior Lease Year's estimate. After a Lease Year has commenced, Landlord may revise its estimate of Operating Expenses; provided that Landlord shall not revise its estimate more than twice during any Lease Year.

               (xiv) ADJUSTMENT IN ESTIMATED PAYMENTS. Tenant's Share of Building 2 Operating Expenses, Tenant's Share of Building 3 Operating Expenses and Tenant's Share of the Project Operating Expenses shall be adjusted as applicable every time during the Term that there is an increase or decrease in either (A) the rentable square footage of the Premises leased by Tenant or (B) the rentable square footage of the Project. The increases or decreases shall result from Tenant leasing additional or less Building 2 Space or as a result of Landlord making additional improvements to the Project.

               (xv) ANNUAL ADJUSTMENT. Within ninety (90) days after the end of each Lease Year, Landlord shall deliver to Tenant a final statement of actual Operating Expenses for the Lease Year and there shall be an adjustment made to account for (A) any difference between the actual and the estimated Operating Expenses for the previous Lease Year and (B) any change in the actual rentable square footage of the Premises Tenant leased during the previous Lease Year. If Tenant has overpaid the amount of Operating Expenses owing pursuant to this Section 6.a, Tenant shall subtract the amount of the overpayment from the next payment of Rent; provided, that in the case of an overpayment for the final Lease Year of the Term, Landlord shall refund the overpayment to Tenant within sixty (60) days after Landlord's determination (which shall be made in a timely manner) that there was an overpayment. If Tenant has overpaid the amount of Operating Expenses by more than five percent (5%), Tenant shall be entitled to interest, at the rate of ten percent (10%) per annum, on the amount of the overpayment from the date of the overpayment to the date of application of the overpayment to Rent (or refund by Landlord). If Tenant has underpaid the amount owing pursuant to this Section, Tenant shall pay the amount of the underpayment to Landlord within sixty (60) days after receipt of Landlord's written demand accompanied by a final statement of the Operating Expenses.

          b.   REAL ESTATE TAXES.

               (i) GENERAL. Subject to Section 6.b(ii), "Real Estate Taxes" shall mean the aggregate amount of real estate taxes, personal property taxes and other similar charges on real property or improvements, assessments, special assessments and all other charges levied or assessed upon the Project or the Buildings, other than any water or sewer charges to the extent the same are included in Operating Expenses for the applicable Lease Year. If because of any change in the taxation of real estate, any other tax, assessment or surcharge of any kind or nature (including any franchise, income, profit, sales, use, occupancy, gross receipts or rental tax) is imposed upon, against or with
respect to the Project, the Buildings, the Common Areas (including the parking areas or the number of parking spaces) or the occupancy, rents or income therefrom or the ownership or owners (direct or indirect) thereof, either in lieu of, in substitution for or in addition to any of the foregoing Real Estate Taxes, such other tax, assessment or surcharge shall be deemed part of Real Estate Taxes. With respect to any Lease Year, all reasonable expenses, including attorneys', accountants' and experts' reasonable fees and expenses, incurred in contesting the validity or amount of Real Estate Taxes, the assessed valuation of the Project or the Buildings or in obtaining a refund of Real Estate Taxes shall be considered as part of the Real Estate Taxes for that Lease Year to the extent that the prudent owner of Similar Facilities (under similar circumstances) would expend the fees and expenses.

               (ii) EXCLUSIONS. The following shall not constitute Real Estate Taxes for purposes of this Lease: (A) except as set forth in Section 6.b(i) above, any state, local, federal, personal or corporate income tax measured by the income of Landlord; (B) except as set forth in Section 6.b(i) above, any estate, inheritance, or gross rental receipts tax; (C) except as set forth in Section 6.b(i) above, any franchise, succession or transfer taxes; (D) interest on taxes or penalties resulting from Landlord's failure to pay taxes; (E) any increases in taxes attributable to improvements constructed by or for Tenant; (F) any increases in taxes attributable to change of ownership (E.G., sale) of all or any part of the Premises, Buildings or Project to any entity which is not Tenant or an Affiliate (as defined in Section 19.9 hereof); (G) any assessments which are levied as a result of Landlord's construction of additional improvements to the Project;
(H) real estate taxes resulting from tenant improvements costing in excess of Eight Dollars ($8.00) per rentable square foot ("Overstandard Tenant Improvements") made by other tenants of the Project (which shall be treated in accordance with the provisions of Section 6.b(iii)); or (I) any entitlement fees or taxes which are essentially payments to a governmental agency for the right to make improvements to the Buildings, the Project, the surrounding area or other projects of Landlord.

               (iii) OVERSTANDARD TENANT IMPROVEMENTS. Real Estate Taxes resulting from (A) Overstandard Tenant Improvements by Tenant or (B) from any other tenant improvements or Alterations made within the Premises shall not be included in the Operating Expenses but instead shall be the obligation of Tenant. Real Estate Taxes resulting from Overstandard Tenant Improvements made to other portions of the Project (E.G., by other tenants of the Project) shall not be included in the Operating Expenses and Tenant shall not have an obligation for such Real Estate Taxes.

               (iv) LIMIT ON ANNUAL INCREASE OF REAL ESTATE TAXES. The Real Estate Taxes to be included in the Operating Expenses for the First Lease Year shall be based on Forty-Three Million Dollars ($43,000,000.00) (representing the reassessment of the Project based on the transaction pursuant to which Landlord acquired the Project), subject to increase for the first Eight Dollars ($8.00) per rentable square foot of tenant improvements but shall not include Overstandard Tenant Improvements constructed for the benefit of Tenant. Subject to the provisions of Section 6.b(v), the Real Estate Taxes which shall be included in the Operating Expenses for any Lease Year during the Term after the First Lease Year shall not be in excess of one hundred and two percent (102%) of the Real Estate Taxes included in the Operating Expenses for the immediately preceding Lease Year.

               (v) GOVERNMENTAL CHANGES. The limitation on increases of Real Estate Taxes set forth in Section 6.b(iv) shall not apply to any increases resulting from (1) governmental changes in the manner of determining the amount of the Real Estate Taxes due (E.G., governmental changes resulting from (A) determination that Proposition 13, and the applicable provisions of the California Constitution (E.G., Article XIII), are unconstitutional or (B) increases, above two percent (2%), in the permitted annual percentage rate of increase in the "full cash value", as defined in Article XIII.A, Section 2 of the California Constitution), (2) any change described in the second sentence of Section 6.b(i) hereof, (3) any expenses described in the third sentence of Section 6.b(i) hereof, and (4) as a result of any tenant improvements, but only to the extent of Eight Dollars ($8.00) per rentable square foot of such improvements.

          c. PERSONAL PROPERTY TAXES. Tenant shall pay or cause to be paid, prior to delinquency, any and all taxes and assessments levied upon all improvements, alterations, fixtures, trade fixtures, inventories and other personal property placed in and upon the Premises by Tenant.

          d.   LESS THAN FULL OCCUPANCY.

               (i) BUILDINGS. If less than one hundred percent (100%) of the rentable square footage of either Building 2 or Building 3 is occupied, the Operating Expenses for the Building (I.E., Building 2 or Building 3) shall be adjusted to equal Landlord's reasonable estimate of the Operating Expenses if one hundred percent (100%) of the rentable square footage of the Building were occupied.

               (ii) PROJECT. If less than one hundred percent of the rentable square footage of the Project is occupied, the Operating Expenses for the Project shall be adjusted to equal Landlord's reasonable estimate of the Operating Expenses for the Project if one hundred percent (100%) of the rentable square footage of the Project were occupied.

          e.   AMENITIES EXPENSES.

               (i) SUMMARY AND ESTIMATED AMENITIES EXPENSES. Set forth in EXHIBIT B-2 to this Lease are (A) a summary of the Amenities Expenses for the 1990 and 1991 calendar years; and (B) an estimate of the Amenities Expenses for the 1992 and 1993 Lease Years.

               (ii) AMENITIES COMMITTEE. The responsibility for determining the Amenities Expenses for the period after the Commencement Date shall be vested in an amenities committee ("Amenities Committee"). The Amenities Committee shall at all times consist of two (2) members; one (1) member shall be Landlord's Property Manager (or other individual appointed by Landlord) and the other member shall be Pacific Bell's Asset Manager (or other individual appointed by Pacific Bell). The Amenities Committee shall meet at Landlord's offices at the Project (or such other place as may be agreed upon by the Amenities Committee) as frequently as the Amenities Committee may determine.

               (iii) AMENITIES EXPENSES BUDGET. Not less than sixty (60) days prior to the beginning of each Lease Year during the Term, the Amenities Committee shall agree upon a budget ("Amenities Expenses Budget") stating an estimate of the Amenities Expenses and Tenant's Share of Amenities Expenses (determined in accordance with Section 6.e(ix) hereof) for the upcoming Lease Year. Each Amenities Expenses Budget shall only include those costs and expenses which are reasonable and necessary to operate and maintain the Project Amenities in a first-class manner, consistent with comparable amenities within Similar Facilities operated by prudent owners operating comparable amenities. If the Project Amenities are being operated by an unaffiliated third party approved by the Amenities Committee, its fees and expenses (if payable pursuant to a written contract) and any costs that it advises should be incurred shall conclusively be deemed to be reasonable and necessary. Notwithstanding anything to the contrary set forth herein, Landlord shall not be obligated to provide any facility, service or other amenity during a particular period if the cost therefore will not be included in the Amenities Expense Budget.

               (iv) CAPITAL IMPROVEMENTS. The Amenities Committee shall approve any and all capital improvements, the cost of which are to be included in Amenities Expenses.

               (v) AMENITIES EXPENSES. The term "Amenities Expenses" shall mean the reasonable, actual and necessary operating expenses, approved by the Amenities Committee, which are paid by Landlord in connection with the Project Amenities. Goods and services comprising the Amenities Expenses shall be obtained at competitive prices. The Amenities Expenses shall be directly attributable to the operations, maintenance, management and repair of the Project Amenities, as determined under generally accepted accounting principles, consistently applied, for the applicable period. Amenities Expenses shall be the following to the extent incurred solely in connection with the Project Amenities: (A) premiums for insurance; (B) fees, charges, expenses, wages, salaries and related expenses and benefits (including, without limitation, fringe benefits, payroll taxes, worker's compensation and uniforms) of employees or other persons or entities (including, without limitation, those payable to a third party operating or managing the Project Amenities or providing services therefor) engaged in management, operation, maintenance and security; (C) the reasonable cost of repairs and general maintenance (excluding those paid for by proceeds of insurance or other parties); (D) reasonable charges for steam, heat, ventilation, air conditioning, water, gas, electricity and other utilities used or consumed in connection with the Project Amenities; (E) the cost of supplies and equipment; (F) the cost of governmental licenses and permits, or renewals thereof, necessary for the operation of the Project Amenities; and (G) the cost of capital improvements approved by the Amenities Committee (as provided in Section 6.e(iv)), amortized on a straightline basis over the useful life thereof in accordance with generally accepted accounting principles, consistently applied; and (H) all other reasonable, actual expenses approved by the Amenities Committee, paid in connection with the operation, maintenance, management and repair of the Project Amenities.

               (vi) EXCESS USE OF PROJECT AMENITIES. Tenant shall pay to Landlord the resulting increase in Amenities Expenses if (A) as a result of Tenant's extended operating hours or increased employment of persons, Tenant's use of the Project Amenities exceeds the use of the Project Amenities by other tenants in the Project and (B) as a result of Tenant's increased use, Landlord is required to extend the hours that the Project Amenities are available or the services provided. The amount of the increase shall be reasonably determined by the Amenities Committee.

               (vii) COLLECTION. Landlord shall use reasonable efforts to keep the Amenities Expenses at reasonable amounts while operating the Project Amenities in a first class manner for comparable amenities within Similar Facilities. Landlord shall not collect in excess of one hundred percent (100%) of any Amenities Expense or any Amenities Expense more than once.

               (viii) RIGHT TO CHALLENGE. Tenant shall have the right, by notice in writing to Landlord given at any time within one (1) year after receipt of any statement of Amenities Expense, to challenge the accuracy of any Amenities Expenses. Failure to timely notify Landlord of a challenge shall be a waiver of the right for the applicable statement. If Tenant challenges any Amenities Expenses, Landlord shall make Landlord's books and supporting documents available at reasonable times during office hours and upon reasonable prior notice for Tenant to audit. If requested, Landlord shall provide adequate work space within Landlord's offices for Tenant's authorized representatives to review the books and supporting documents. Tenant shall pay the costs and expenses of any audit unless the audit shows an overstatement of at least five percent (5%) in the Amenities Expenses, in which event Landlord shall pay the cost and expenses of the audit.

               (ix) ESTIMATED PAYMENTS. Tenant shall pay to Landlord Tenant's Percentage Share of Amenities Expenses for each Lease Year on an estimated basis, in the same manner and subject to the same terms and conditions as set forth for the payment of Operating Expenses pursuant to
Section 6.a(xiii) hereof. Tenant's Percentage Share of Amenities Expenses shall be the product of (A) a fraction, the numerator of which shall be the rentable square footage of the Premises actually occupied by Tenant at the commencement of the then current Lease Year and the denominator of which shall be the total rentable square footage of the Project, TIMES (B) the estimated Amenities Expenses for the Lease Year.

               (x) ADJUSTMENT IN ESTIMATED PAYMENTS. Tenant's Percentage Share of Amenities Expenses shall be adjusted every time during the Term that there is an increase or decrease in either (A) the rentable square footage of the Premises leased by Tenant or (B) the rentable square footage of the Project. The increases or decreases shall result from Tenant leasing additional or less Building 2 Space or as a result of Landlord making additional improvements to the Project.

               (xi) ANNUAL ADJUSTMENT PERIOD. Within ninety (90) days after the end of each Lease Year, Landlord shall deliver a final statement to Tenant of actual Amenities Expenses for the Lease Year and there shall be an adjustment made to account for any difference between (A) the actual and the estimated Amenities Expenses for the previous Lease Year and (B) the actual rentable square footage of the Premises during the previous Lease Year, the actual rentable square footage of the Project and the rentable square footage used to calculate Tenant's Percentage Share of Amenities Expenses in the estimated budget which may have been revised during the Lease Year, in accordance with Section 6.e(x). If Tenant has overpaid the amount of the Amenities Expenses owing pursuant to this Section, Tenant shall subtract the amount of the overpayment from the next payment(s) of Rent; provided, that in the case of an overpayment for the final Lease Year of the Term, Landlord shall refund the overpayment to Tenant within sixty (60) days after the Amenities Committee's determination (which shall be made in a timely manner) that there was an overpayment. If Tenant has overpaid the amount of Amenities Expenses by more than five percent (5%), Tenant shall be entitled to interest, at the rate of ten percent (10%) per annum, on the amount of the overpayment from the date of the overpayment to the date of application of the overpayment to Rent (or refund by Landlord). If Tenant has underpaid the amount owing pursuant to this Section, Tenant shall pay the amount of the underpayment to Landlord within sixty (60) days after receipt of Landlord's written demand accompanied by a final statement of the Amenities Expenses.

          f. RIGHT TO DISCONTINUE USE OF CAFETERIA. Tenant shall have the right, in accordance with the terms of this Section 6.f., to discontinue its use of the Cafeteria.

               (i) NOTICE. Upon not less than one (1) year's prior notice to Landlord, Tenant may elect to discontinue its use of the Cafeteria at any time during the Term.

               (ii) PAYMENT. Not later than the date designated by Tenant that its use of the Cafeteria will cease (the "Cafeteria Termination Date"), Tenant shall deliver to Landlord a termination payment (the "Cafeteria Termination Payment"). The Cafeteria Termination Payment shall be an amount equal to the unamortized portion of any additional capital expenditures (including expenditures for fixtures and equipment) approved by the Amenities Committee (pursuant to Section 6.e(iv)) made by Landlord which the Amenities Committee reasonably determined (A) to be necessary to adequately provide food and beverage service to Tenant's employees and (B) would not be necessary if Tenant had not used the Cafeteria. If Tenant makes the Cafeteria Termination Payment in a timely manner, Tenant shall have the right, within sixty (60) days after the Cafeteria Termination Date, to remove the fixtures and equipment for which the Cafeteria Termination Payment was paid (I.E., the fixtures and equipment upon which the Cafeteria Termination Payment was calculated) but only to the extent that such removal shall not result in any permanent damage to any portion of the Project, and provided that Tenant shall repair any damage caused by such removal.

               (iii) REIMBURSEMENT EXPENDITURES. Landlord shall obtain the Amenities Committee's approval (pursuant to Section 6.e(iv)) prior to Landlord making any capital expenditures for fixtures or equipment for which Landlord will desire any reimbursement as part of the Cafeteria Termination Payment.

               (iv) METHOD OF AMORTIZATION. Any capital expenditure which is to be part of the Cafeteria Termination Payment shall be amortized over the useful life (as determined under generally accepted accounting principles, consistently applied) of the item for which the capital expenditure was made.

               (v) REDUCED AMENITIES EXPENSES. On the Cafeteria Termination Date, any and all costs and expenses associated with the Cafeteria shall be excluded from Amenities Expenses payable under this Lease.

          g.   USE OF HEALTH CLUB.

               (i) SUBJECT TO AMENITIES COMMITTEE. Use of the Health Club by Tenant shall be limited to employees of Tenant who work at the Project and their immediate families. Operations of the Health Club shall be subject to the terms and conditions (E.G., rules) established by the Amenities Committee.

               (ii) RULES OF TENANT. In addition to the terms and conditions established by the Amenities Committee, Tenant may impose additional restrictions on the use of the Health Club by its employees. For example, (A) Tenant may limit the use of the Health Club to employees of Tenant who work at the Project, and (B) Tenant's employees who desire to use the Health Club may be required to present proof of their compliance with Tenant's required physical health and fitness assessment program and sign participation waivers in the form provided by Tenant, prior to being allowed to use the Health Club. Tenant shall pay the costs of imposition of any additional restrictions which Tenant requests on the use of the Health Club by its employees.

               (iii) HEALTH CLUB MANAGEMENT. Tenant's Asset Manager (or designee) shall meet with Landlord and/or Landlord's operator of the Health Club as often as Tenant reasonably determines is necessary to (A) coordinate the programs and activities provided at the Health Club and (B) agree on the terms and conditions (E.G., rules) applicable to use of the Health Club.

               7.  PRORATION OF RENT.

          a. COMMENCEMENT DATE. If the Commencement Date is not the first day of the month, or the end of the Term is not the last day of the month, Rent shall be appropriately prorated on a monthly basis (based on the number of days in the month) for the fractional month during the month which this Lease commences or terminates.

          b. TERMINATION. The termination of this Lease with respect to all or any portion of the Premises shall not affect the obligations of Landlord and Tenant pursuant to Section 6 which are to be performed after the termination.

     8.   INSURANCE AND INDEMNITY.

          a. TENANT'S INSURANCE. Tenant shall obtain and keep in full force and effect at all times at Tenant's sole cost and expense, the insurance described on Exhibit F hereto. All such insurance shall (i) be written by an insurance company licensed and qualified to do business in the State of California which is reasonably acceptable to Landlord, (ii) shall name Landlord, and any person firms or corporations (including any management agent, Lessor or Mortgagee (each as hereinafter defined)) designated by Landlord as insureds and (iii) shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord 30 days' prior written notice. An original copy of such policies or renewals thereof or certificates of insurance therefor shall be delivered to Landlord upon execution and 30 days prior to expiration of any then existing policies, as the case may be. Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss or damage, with any insurance required to be obtained by Tenant under this Lease.

          b. INDEMNITY AND NON-LIABILITY. (i) Neither Landlord nor Landlord's agents nor any Lessor or Mortgagee shall be liable to Tenant or Tenant's agents or any other occupant of the Premises, and Tenant shall indemnify and hold harmless Landlord, any Lessor and Mortgagee, their successors and assigns and their respective agents from any loss, cost, liability, claim, damage, expense (including reasonable attorney's fees and disbursements), penalty or fine incurred in connection with or arising from any injury to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any of Tenant's property or the property of any other person, irrespective of the cause of such injury, damage or loss (including the acts or negligence of any tenant or of any owners or occupants of adjacent or neighboring property or caused by operations in construction of any private, public or quasi-public work) unless due to the gross negligence or willful misconduct of Landlord or Landlord's agents. However, even if such loss or damage is caused by the gross negligence or willful misconduct of Landlord or its agents, Tenant waives, to the full extent permitted by law, any claim for consequential damages in connection therewith. To the extent of Tenant's insurance coverage, Landlord and its agents shall not be liable for any loss or damage to any person or property due to the gross negligence or willful misconduct of Landlord or its agents.

               (ii) Neither any (A) performance by Landlord, Tenant or others of any repairs, improvements, alterations, additions, installations, substitutions, betterments or decorations in or to the Project, the Buildings equipment and systems or the Premises, (B) failure of Landlord or others to make any such repairs or improvements, (C) damage to the Project, the Building equipment or systems, the Premises or Tenant's property, (D) injury to any persons caused by other tenants or persons in the Buildings, or by operations in the construction of any private, public, or quasi-public work, or by any other cause, (E) latent defect in the Buildings, the Building equipment or systems, the Common Areas or the Premises, nor (F) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (A) through (E), shall impose any liability on Landlord to Tenant other than, subject to Sections 31.k. and 31.l. hereof, such liability as may be imposed upon Landlord by law for the gross negligence of Landlord or Landlord's agents in the operation or maintenance of the Project or the Building equipment or systems or for the breach by Landlord of any express covenant of this Lease on Landlord's part to be performed.

               (iii) Tenant hereby indemnifies and holds harmless Landlord and Landlord's agents and Lessors or Mortgagees from any loss, cost, liability, claim, damage, expense (including reasonable attorney's fees and disbursements), penalty or fine incurred in connection with or arising from
(A) any default by Tenant in the performance of any of the terms of this Lease on Tenant's part to be performed, or (B) any acts, omissions or negligence of or the use or occupancy or manner of use or occupancy of the Premises by Tenant, any assignee, sublessee, invitee or other person claiming by, through or under Tenant or any of their respective agents, or (C) any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Premises, or (D) any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring in or about the Project, resulting or claimed to have resulted from an act or omission of Tenant, or any of their respective agents. Tenant's obligations under this Section 8 shall survive the expiration or earlier termination of this Lease.

               (iv) Tenant shall pay to Landlord as Rent, within 5 days after submission by Landlord to Tenant of bills or statements therefor, sums equal to all losses, costs, liabilities, claims, damages, fines, penalties and expenses referred to in this Section 8.b.

          c. WAIVER OF SUBROGATION. (i) Landlord and Tenant shall each endeavor to procure an appropriate clause in, or endorsement to, each of its policies for fire and extended coverage insurance pursuant to which the insurance company waives subrogation or consents to waiver of its right of recovery against the other party, which, in the case of Tenant, shall be deemed to include any subtenant in the Premises, and having obtained such clause or endorsement of waiver of subrogation or consent to a waiver of the right of recovery, such party hereby agrees that it will not make any claim against or seek to recover from the other, and it waives all claims and recoveries to the extent of any such waiver, for any loss or damage to its property or the property of others covered by such fire or extended coverage insurance; PROVIDED, HOWEVER, that the release, discharge and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clause or endorsement, or the clause or endorsement consenting to a waiver of right of recovery, and shall be co-extensive therewith.

               (ii) If either party hereto shall not be able to obtain such clause or endorsement on a particular policy or if the inclusion of such clause or endorsement would result in an increase in premium, then that party shall so notify the other party hereto at least 15 days prior to the date the policy is to take effect. The other party shall be obligated to pay the amount of any increase in premium resulting from the inclusion of such clause or endorsement unless such other party notifies the party obtaining the insurance, promptly following notice of the amount of such increase, that such other party declines to pay such increase, in which event the party obtaining the insurance may omit such clause or endorsement. If a party shall fail to give notice either of inability to obtain such clause or endorsement or notice of an increase in premium, then that party shall be deemed to have waived its right of recovery from the other party with respect to any loss or damage insured against by the policy with respect to which notice was not given as provided above.

          9.   LANDLORD INSURANCE.

          a. ALL RISK COVERAGE. Landlord shall procure and maintain during the Term "all risk" property insurance with respect to the Buildings and the Common Areas including coverage for earthquake damage. The coverage shall be in an amount equal to one hundred percent (100%) (50% for earthquake) of the full insurance replacement value (replacement cost new, including debris removal and demolition but excluding footings, excavation and Tenant's improvements, furniture, fixtures and equipment).

          b. COMMERCIAL GENERAL LIABILITY INSURANCE. Landlord shall procure and maintain during the Term, at its sole cost and expense, a policy or policies of commercial general liability insurance, naming Tenant, and Tenant's directors and employees, as additional insureds, on an "occurrence" basis against claims for bodily injury, death, property damage or personal injury liability with a combined single limit of not less than Five Million Dollars ($5,000,000.00) in the event of injury to any number of persons or of damage to property, arising out of any one occurrence, including contractual liability and personal injury liability, with "employee" and "contractual" exclusions deleted.

          c. INSURANCE CERTIFICATES (OR ENDORSEMENTS). Landlord shall furnish to Tenant prior to the Commencement Date, and thereafter within thirty (30) days prior to the expiration of each such policy, a certificate of insurance (or endorsement) issued by the insurance carrier of each policy of insurance carried hereunder. The certificates (or endorsements) shall expressly provide that the policies shall not be cancellable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days' prior written notice to Tenant.

          10.  UTILITIES AND SERVICE.

          a.   LANDLORD'S DUTY TO PROVIDE.

               (i) COMMON AREAS. Landlord shall provide levels of utilities and services to the Common Areas which are consistent with the levels provided to comparable facilities in the geographical area of the Project.

               (ii) PREMISES. Landlord shall provide levels of utilities and services to the Premises in accordance with Exhibit G hereto. Landlord shall cause the electricity to Building 2 and Building 3 to be separately metered, and the cost thereof shall be paid by Tenant. Tenant shall be charged for all of the electricity supplied to the applicable Buildings (determined based on the meters) to the extent Tenant is the sole occupant of Building 2 or Building 3 and otherwise shall be charged for the electricity supplied to the portion of the applicable Building (determined based on the meters and otherwise equitably) to the extent Tenant is not the sole occupant of Building 2 or Building 3.

               (iii) ADDITIONAL SERVICES. Upon Tenant's request, Landlord shall provide HVAC to the Premises requested by Tenant during hours other than Landlord's customary and normal hours for operation of the HVAC system within the Project (as those hours are stated in EXHIBIT D). The use by Tenant of the HVAC system during hours other than those set forth in EXHIBIT D shall be considered excess HVAC use ("Excess HVAC Use"). Tenant shall reimburse Landlord the fair and reasonable cost to Landlord in providing the Excess HVAC Use, determined in accordance with EXHIBIT D.

          b. INTERRUPTION IN SERVICES -- LANDLORD'S FAULT. If there shall occur a failure, stoppage, interruption or reduction in the furnishing of any utilities or services which Landlord is required to provide to the Premises or to Tenant pursuant to the terms of this Lease, and if such failure, stoppage, interruption or reduction renders any portion of the Premises untenantable for a period of ten (10) consecutive business days, then, provided that Tenant shall not use or occupy that portion of the Premises for the conduct of its business during such period of ten (10) consecutive business days, the Rent payable with respect to such portions of the Premises shall be abated or reduced, as the case may be, in the proportion that the untenantable rentable area of the Premises bears to the total rentable area of the Premises on a day-by-day basis, for each day that Tenant shall not use or occupy the Premises, or such portion thereof, for the conduct of Tenant's business during the period beginning on the eleventh (11th) consecutive business day and terminating on the earlier of (i) the date that such portion of the Premises shall become tenantable again, and (ii) the date Tenant commences to use or occupy the Premises or such portion thereof for the conduct of Tenant's business. The ten (10) business day period shall be reduced to such shorter period of time as required for Landlord's rent abatement insurance to accrue. Tenant shall have the right to terminate this Lease as to any portion of the Premises for which any interruption in the utilities or services continues for ninety (90) consecutive days.

          11.  REPAIRS AND MAINTENANCE.

          a.   LANDLORD'S REPAIRS.

               (i) OBLIGATIONS OF LANDLORD. The Project shall be maintained and repaired to the standard of projects (and buildings) of similar type and use in the geographical area of the Project and in compliance with all applicable Laws. Except for repairs specifically required herein to be made by Tenant, Landlord, at all times, shall keep, replace and maintain in first-class condition, order and repair: (A) all portions of the Project which are not a part of the Premises; (B) all portions of the roofs, roof structures and supports, and all structural portions of the Project including, but not limited to, the foundation and structural supports, exterior and load bearing walls, floors (but not floor coverings), gutters and downspouts, but excluding exterior doors and exterior glass; (C) all utilities to the Common Areas; (D) all Common Areas, including all driveways, sidewalks, parking areas; and (E) all defects in the Project as well as any damage to the Project. The cost of the foregoing shall be included in Operating Expenses, subject to Section 6 hereof.

               (ii) TENANT'S NOTICE TO LANDLORD. Tenant may give Landlord a notice ("Tenant's Repair Notice") of any repairs that are required under the terms of this Lease. Landlord promptly and diligently shall undertake the repairs, with Landlord to commence the repairs not later than ten (10) business days after receipt of a Tenant Repair Notice or such longer period as is reasonably necessary to prepare plans, hire consultants and contractors, and obtain the required materials, equipment and permits.

               (iii) LANDLORD'S FAILURE TO MAINTAIN. If Landlord fails to immediately and diligently undertake to repair the Project, upon not less than five (5) business days' notice in writing to Landlord, Tenant may perform the repairs or maintenance and, in addition to any other remedies Tenant may have at law or in equity, Landlord shall reimburse Tenant for the reasonable costs of the repairs. Tenant shall provide Landlord with reasonably appropriate supporting documentation evidencing the costs incurred by Tenant.

          b. TENANT'S REPAIRS. Tenant shall, at Tenant's sole cost and expense, keep and maintain the interior non-structural portions of the Premises, and the exterior doors and exterior glass of the Premises, in good condition, order and repair, excepting conditions covered under any warranties of Landlord's contractors, damage by fire and other casualties. Tenant, at its sole cost and expense, shall keep and maintain and take good care of all improvements to the Premises and all fixtures, furniture and equipment therein, including making repairs thereto under all circumstances, and Landlord shall have no liability or responsibility therefor, except where due to the gross negligence or willful misconduct of Landlord. In addition, Tenant shall reimburse Landlord for all repairs to any portion of the Project the need for which arises out of (i) the performance or existence of any alterations or modifications of the Premises made by or for Tenant (including, without being limited to, the generator and storage tanks), (ii) the installation, use or operation of Tenant's property or fixtures, or (iii) the acts, omissions, negligence or misuse by Tenant or those holding under Tenant or any of their respective agents, or their use or occupancy or manner of use and occupancy of the Premises or the Project.

          12.  ACCESS TO PREMISES.

          a. RIGHT OF LANDLORD. Landlord, at reasonable times and upon reasonable notice, may enter the Premises (i) to complete construction undertaken by Landlord on the Buildings; (ii) to inspect; (iii) to clean, maintain or repair the Premises; (iv) to show the Premises to prospective purchasers and lenders; and, (v) during the last twelve (12) months of the Term, to show the Premises to prospective tenants.

          b. RESTRICTIONS ON LANDLORD. Landlord shall enter and conduct its activities in the Premises subject to Tenant's reasonable security regulations and in the manner which will cause the least possible inconvenience, annoyance, interference and disturbance to Tenant or Tenant's business. Landlord shall not do any act under this

Section which would materially and unreasonably interfere with Tenant's access to the Premises or use of the Premises.

          13.  ALTERATIONS AND SIGNS.

          a. PERMITTED ALTERATIONS. Consent of Landlord, which consent shall not be unreasonably withheld or delayed, shall be required for any structural work to be undertaken by Tenant or any work the cost of which exceeds $20.00 per square foot. For purposes of this Section 13, structural work shall be work which materially impacts load bearing walls, floors, systems, utilities, services, foundations and footings or affecting or visible outside of the Premises or reducing the value, utility or efficiency of the Building. Tenant shall have the right, without Landlord's consent, to make any other improvements, alterations and additions and to install furniture and equipment upon or to the Premises (including both the interior and exterior thereof). All improvements, alterations and additions are herein referred to as "Alterations." Upon notice given by Landlord, Tenant shall remove any Alterations (other than Alterations in connection with the initial occupancy by Tenant of the Premises) upon the expiration or termination of the Lease.

          b. SIGNS. Subject to compliance with applicable Laws, local ordinances and private restrictions, Tenant shall have the right, with Landlord's consent (which shall not be unreasonably withheld or delayed), to erect any signs ("Signs") in, on, about, or outside the Premises as Tenant desires.

          c. COMPLIANCE WITH CODES. All work undertaken by Tenant in connection with the Alterations and Signs shall be done in a workmanlike manner, in compliance with all Laws and applicable building and other codes and the requirements of insurance carriers, insurance rating organizations and underwriting boards affecting the Project, and without endangering the structural integrity of the Premises or adversely affecting the value or first-class appearance of the Project or the rentability to other tenants.

          d. OWNERSHIP OF ALTERATIONS AND SIGNS. Ownership of all Tenant's Alterations and Signs (other than those paid for by Landlord, which shall be owned by Landlord) shall remain in Tenant whether or not they are affixed to or attached to the Premises. Tenant shall have the right, but not the obligation, to remove all or any part of the Alterations and Signs made or installed by Tenant from the Premises at any time (including expiration or termination of this Lease). Tenant shall remove all furniture, fixtures and equipment at the expiration or termination of this Lease and shall remove (and restore the Premises) all Alterations if requested in writing by Landlord in accordance with Section 13.a. hereof.

          e. MECHANICS' LIENS. Tenant shall (i) pay before delinquency all costs and expenses of work done or caused to be done by Tenant in the Premises; (ii) keep the title to the Project free and clear of any lien or encumbrance in respect of such work; and (iii) indemnify and hold harmless Landlord from and against any claim, loss, cost or demand (including reasonable legal fees), whether in respect of liens or otherwise, arising out of the supplying of material, services or labor for such work. Tenant shall immediately notify Landlord of any lien, claim of lien or other action of which Tenant has or reasonably should have knowledge and which affects the title to the Project or any part thereof, and shall cause the same to be removed within 5 days (or such additional time as Landlord may consent to in writing), by payment, filing of a bond permitted by law or otherwise. If Tenant shall fail to remove any lien or action within said time period, Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord, and such amount shall bear interest until paid at the rate of 10% per annum.

          f. GENERAL ALTERATION RULES. All Alterations shall be made subject to, and in performing the work involved in making all Alterations Tenant shall be bound by and observe, all of the following conditions:

               (i) Tenant and Tenant's agents shall only utilize contractors approved by Landlord (which approval, subject to the terms of paragraph (ii) hereof, shall not be unreasonably withheld).

               (ii) Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in or about the Premises, or permit any materials to be delivered to or used in the Premises, whether in connection with any Alterations or otherwise, if such employment, delivery or use would interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Buildings or the Project by Landlord, Tenant or others, or of any adjacent property owned by Landlord. Landlord shall have the absolute right to disapprove any contractor selected by Tenant which presents, in Landlord's judgment, potential scheduling problems or the potential interference or conflict problems described in the preceding sentence. In the event that after approval of any contractor any such interference or conflict shall arise, Tenant, upon demand of Landlord, shall cause all contractors causing such interference or conflict to leave the Building immediately.

               (iii) Prior to making any Alterations, Tenant shall, at its expense, obtain all permits, approvals and certificates required by any Governmental Authorities and, upon completion, certificates of final approval thereof, and shall promptly deliver to Landlord duplicates of all such permits, approvals and certificates.

               (iv) Tenant and Tenant's agents shall carry, and shall cause their agents to carry, the insurance described in Section 8.a. and such other insurance as Landlord may reasonably require and shall deliver or cause to be delivered to Landlord the certificates evidencing such insurance promptly upon request therefor.

               (v) Before proceeding with any Alterations, Tenant shall submit to Landlord three (3) copies of detailed final plans and specifications therefor for Landlord's review and prior consent. If such Alterations require consent by or notice to any Lessor or Mortgagee, Landlord, if Landlord consents to the Alterations, will request such consent or give such notice and Tenant shall not proceed with the Alterations until such consent has been received or such notice has been given and all applicable conditions and provisions of the Superior Lease or Superior Mortgage with respect to the proposed Alterations have been met or complied with at Tenant's expense. No amendments or additions to the approved plans and specifications shall be made without the prior consent of Landlord.

               (vi) No Alterations costing more than $50,000 (as reasonably estimated by Landlord's) shall be undertaken except under the supervision of a licensed architect or licensed professional engineer reasonably satisfactory to Landlord.

               (vii) Any Alterations for which consent has been received shall be promptly commenced and completed and shall be performed in a good and workmanlike manner using new materials of first quality and shall be performed in accordance with the approved plans and specifications and all Laws and insurance requirements and so as not to interfere with the occupancy of any other tenant or delay or impose any additional expense upon Landlord in the construction, maintenance, cleaning, repair, safety, management, security or operation of the Buildings or the Building equipment, and if any such additional expense shall be incurred by Landlord as a result of Tenant's making of any Alterations, Tenant shall pay such additional expense upon demand.

               (viii) Tenant shall reimburse Landlord upon demand for all reasonable costs and expenses incurred by Landlord and each Lessor and Mortgagee to review Tenant's plans and specifications, to inspect the Alterations to confirm that they have been made in accordance with approved plans and specifications and all Laws and insurance requirements and, if the Alterations affect the structure of the Building or Building equipment, the fees of any architects and engineers hired by Landlord to so review and inspect such plans, specifications and Alterations.

               (ix) Tenant shall not install any materials, fixtures, furnishings or equipment, or make any other Alterations, which are subject to liens, conditional sales contracts, chattel mortgages or security interests.

               (x) Upon completion of any Alterations, Tenant shall deliver to Landlord all plans and specifications for the Alteration submitted for purposes of obtaining any necessary governmental permit, together with all other drawings, schematics, field or margin notes, changes, revisions, modifications, supplements and notations pertaining thereto.

          g. EXECUTION OF DOCUMENTS. Within an appropriate, reasonable time after receipt, Landlord shall cooperate with Tenant in the execution of building permit applications as may be reasonably necessary to effectuate the intent of this Section 13, at Tenant's sole cost and expense.

     14.  USE AND COMPLIANCE WITH LAWS.

          a. USE. Tenant may use the Premises for any use permitted by law and any restrictions of record applicable to the Project. No other Tenant or person acting by, through or under Tenant (including, without being limited to, any assignee or sublessee) shall have the right to use the Premises for any purpose other than as set forth in the Basic Lease Information, without Landlord's consent, not to be unreasonably withheld or delayed. Landlord shall have the right to withhold consent to any proposed use that could compete with any business that Landlord or its affiliates may presently or prospectively be involved in.

          b. COMPLIANCE WITH LAWS. Tenant shall comply with all Laws and the requirements of municipal, county, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Premises or its use. The cost of any structural changes or capital expenditures in or on the Premises, Building 2 or Building 3 made by Landlord in order to comply with any law, ordinance, rule or regulation as a result of Tenant's particular use of the Premises, shall be paid by Tenant.

     15.  DAMAGE OR DESTRUCTION.

          a. LANDLORD'S OBLIGATION TO REBUILD. If the Premises, Buildings, or Project are damaged or destroyed, Landlord promptly and diligently shall repair or rebuild the damage or destruction and rebuild the Premises (other than Tenant's improvements and the furniture, fixtures and equipment), Buildings and Project, in compliance with all applicable laws and regulations, to substantially their condition immediately prior to the damage or destruction; PROVIDED, HOWEVER, that Landlord's obligation to repair or rebuild under this Article 15 shall exist only to the extent that Landlord receives insurance proceeds.

          b. RENT ABATEMENT. Rent otherwise due and payable under this Lease shall be abated proportionately during any period in which, and to the extent that, by reason of any damage or destruction, there is substantial interference with the operation of Tenant's business in the Premises. The abatement shall consider the nature and extent of interference to Tenant's ability to conduct business in the Premises and the need for access to essential services. The abatement shall continue for the period commencing with the damage or destruction and ending with the date Landlord has completed the work under Section 15.a. above with respect to the Premises and Tenant has been afforded such number of additional days following completion of such work by Landlord as would be required to repair and restore any tenant improvements damaged, with the exercise of due diligence and continuity to the condition existing immediately prior to such damage or destruction.

          c. EXCESSIVE DAMAGE OR DESTRUCTION. Landlord or Tenant may terminate this Lease if the Premises, Building(s) or Project is damaged or destroyed to the extent that the Premises, Building(s) or Project cannot, with reasonable diligence, be fully repaired or restored by Landlord within twelve (12) months after the date of the damage or destruction and Tenant reasonably determines that it cannot engage in the normal conduct of its business. Within forty-five (45) days after any damage or destruction, Landlord shall notify Tenant whether the Premises, Building(s) or Project, as the case may be, can be fully repaired or restored within the twelve (12) month period and if such notice states a period greater than twelve (12) months, Tenant must, within 10 days either terminate or waive, subject to Section 15.d. hereof, its right to terminate. If the Premises, Building(s) or Project, as the case may be, can be fully repaired or restored within the twelve (12) month period, Landlord promptly shall commence the process of obtaining necessary permits and approvals, shall commence repair of the Premises, Building(s) or Project, as the case may be, as soon as practical, and shall, subject to Section 15.a. hereof, prosecute the repair to completion.

          d. ADDITIONAL RIGHT TO TERMINATE. In addition to Tenant's right to terminate this Lease under Section 15.c., Tenant shall have the right to terminate this Lease if (i) Landlord fails to proceed with reasonable diligence to rebuild the Premises, Building(s) or Project, as the case may be, or (ii) for whatever reason, the Premises, Building(s) or Project, as the case may be, are not rebuilt within the later of (A) the period set forth in Landlord's notice delivered pursuant to Section 15.c. hereof or (B) the twelve (12) month period described in Section 15.c. hereof.

          e. INSURANCE PROCEEDS. If this Lease is terminated by reason of damage or destruction, then Landlord shall be entitled to keep any insurance proceeds, provided that any insurance proceeds awarded or paid by reason of damage to or destruction of Tenant's signs, trade fixtures, equipment or any property owned by Tenant under this Lease shall be paid and belong to Tenant.

     16. EMINENT DOMAIN. If all or any portion of Building 2, Building 3, the Premises or the Project is taken for public or quasi-public use by a governmental authority under the power of eminent domain or is conveyed to a governmental authority in lieu of such taking (a "Taking"), and Tenant reasonably determines that the Taking causes the (remaining portion of the) Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then Tenant, at its option and by giving notice within thirty (30) days after the Taking, may terminate this Lease as of the date the portion of Building 2, Building 3, the Premises, or the Project is taken. If a portion of the Premises is Taken but Tenant reasonably determines that the remaining portion is tenantable and adequate for Tenant's use, then this lease shall be terminated as to the portion taken or conveyed as of the date Tenant surrenders possession; Landlord immediately shall make such repairs, alterations and improvements to the Premises (exclusive of any improvements, furniture, fixtures and equipment), at no expense to Tenant, as may be necessary to render the portion not taken or conveyed tenantable, provided that Landlord shall have no obligation to make such repairs, alterations and improvements to the extent that Landlord shall not receive condemnation awards or proceeds for the cost thereof; and the Rent shall be reduced in proportion to the portion of the Premises taken or conveyed. Landlord shall perform the work to restore the Premises and Building 2 and Building 3 as nearly as possible to their original condition (to the extent set forth above) and with minimum interference to Tenant's normal business operations. Notwithstanding the foregoing, Landlord shall have the right to terminate this Lease in the event of any Taking which results in
(i) twenty-five percent (25%) or more of the Project being taken or conveyed or (ii) any lender having the right to require all awards and proceeds to be applied against the obligations under a loan held by such lender, by notice in writing to Tenant. Tenant shall not be entitled to share in any award to Landlord, but shall have the right to apply, in a separate proceeding, for an award for the interruption of Tenant's business; Tenant's moving and relocation expenses; the costs and expenses of removal of Tenant's Alterations (other than those paid for by Landlord), trade fixtures and personal property (or the award attributable to the Alterations, trade fixtures or personal property to the extent Tenant does not remove them) and the depreciation in value caused by the removal.

     17.  DEFAULT BY TENANT.

          a. EVENTS OF TENANT DEFAULT. Each of the following events shall constitute an "Event of Default" on the part of Tenant following written notice from Landlord:

              (i) PAYMENT OF MONTHLY BASE RENT. Failure to pay any installment of Rent pursuant to Sections 3(i) through (iv) hereof within three (3) business days after notice from Landlord to Tenant that the installment was not paid when due;

              (ii) PAYMENT OF OTHER MONETARY OBLIGATION. Failure to pay any monetary obligation, other than Rent pursuant to Sections 3(i) through
     (iv) hereof, due and payable hereunder within five (5) business days after notice from Landlord to Tenant that the installment was not paid when due;

              (iii) PERFORMANCE. Failure to commence to cure a default in the performance of any of Tenant's covenants, agreements or obligations hereunder (except defaults described in Sections 17.a.(i) and 17.a(ii)), within thirty (30) days after written notice from Landlord and to diligently and continuously prosecute to completion the cure of such default without delay;

              (iv) VOLUNTARY ASSIGNMENT OF ASSETS. Tenant's voluntary assignment of its assets for the benefit of its creditors;

              (v) ATTACHMENT. The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant located on the Premises or on any property essential to the conduct of Tenant's business in the Premises shall have occurred and, if done involuntarily and without consent by Tenant, Tenant shall have failed to obtain a return or release of property within ninety (90) days thereafter, or prior to sale pursuant to the sequestration, attachment or levy, whichever is earlier;

              (vi) REORGANIZATION. Tenant commencing any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property; or

              (vii) BANKRUPTCY. The commencement of any case, proceeding or other action against Tenant seeking to have an order for relief entered against Tenant as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Tenant or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action remains undismissed for a period of forty-five (45) days.

          b. LANDLORD'S REMEDIES. Upon the occurrence of an Event of Default, Landlord shall have the following remedies in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

              (i) RECOVERY OF RENT. Landlord shall be entitled to keep this Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover Rent and other sums as they become due, plus interest at the rate of the percent (10%) per annum from the due date of each installment of Rent or other sum until paid. Without limiting the foregoing, Landlord shall have the remedy described in California Civil Code Section 1951.4, which provides that a lessor may continue a lease in effect after the lessee's breach and abandonment and recover rent as it becomes due, if the lessee has the right to sublet or assign, subject only to reasonable limitations.

              (ii) TERMINATION. Landlord may terminate this Lease by giving Tenant written notice of termination. On the giving of the notice, all of Tenant's rights in the Premises shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Section 21, and Landlord may re-enter and take possession of the Premises and all the remaining improvements and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this Section shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or Rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease: (A) maintenance and preservation of the Premises; (B) efforts to relet the Premises;
     (C) appointment of a receiver in order to protect Landlord's interest hereunder; (D) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignments or otherwise; or (E) any other action by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease by Tenant or otherwise permitted by law.

              (iii) DAMAGES.  If this Lease is terminated pursuant to
     Section 17.b(ii), Landlord shall be entitled to damages in the following sums: (A) the worth at the time of award of the unpaid Rent which has been earned at the time of termination; PLUS (B) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; PLUS (C) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award of the amount exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; PLUS
     (D) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including reasonable amounts for the following:
     (1) expenses for cleaning, repairing or restoring the Premises;
     (2) expenses for altering, remodeling, subdividing, splitting, or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation is funded by a reduction of Rent, direct payment or allowance to the succeeding lessee, or otherwise); (3) real estate broker's fees, advertising costs and other expenses of reletting the Premises; (4) costs of carrying the premises such as taxes and insurance premiums thereon, utilities and security precautions; (5) expenses in retaking possession of the Premises; and
     (6) attorneys' fees and court costs. The "worth at the time of award" of the amounts referred to in Sections 17.b(iii)(A) and (B) is computed by allowing interest at the rate of ten percent (10%) per annum. The "worth at the time of award" of the amounts referred to in Section 17.b(iii)(C) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

              (iv)  OTHER RIGHTS AND REMEDIES.

                    (A) To the greatest extent permitted by law, upon and after such entry into possession Landlord may, but shall have no obligation to, relet the Premises or any part thereof for the account of Tenant to any person, firm or corporation, other than Tenant, for such Rent, for such time and upon such terms as Landlord, in Landlord's sole discretion, shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instruction given by Tenant about such reletting.

                    (B) Suit or suits for the recovery of any and all damages, or any installments thereof, provided for hereunder may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of this Article 17, or under provisions of any law, or had Landlord not re-entered the Premises.

                    (C) Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any damages to which

Landlord may lawfully be entitled in any case other than those particularly provided for above.

                    (D) Should Landlord, following any breach or default of this Lease by Tenant, elect to keep this Lease in full force and effect, with Tenant retaining the right to possession of the Premises (notwithstanding the fact Tenant may have abandoned the Premises), then Landlord, besides all other rights and remedies Landlord may have at law or equity, shall have the right to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the installments of Rent as they become due under this Lease. During the period that Landlord elects to keep this Lease in full force and effect with Tenant retaining the right to possession of the Premises, Tenant shall have the right to assign and sublet as set forth in
Article 19 hereof. Notwithstanding any such election to have this Lease remain in full force and effect, Landlord may at any time thereafter elect to terminate Tenant's right to possession of the Premises and thereby terminate this Lease for any previous breach or default which remains uncured, or for any subsequent breach or default.

                    (E) Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

                    (F) No reference to nor exercise of any specific right or remedy by Landlord shall prejudice or preclude Landlord from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but Landlord may from time to time exercise any one or more of such remedies independently or in combination.

                    (G) In the event Landlord commences any summary proceeding or action for non-payment of Rent, Tenant covenants and agrees not to interpose, by consolidation of actions or otherwise, any counterclaim in any such proceeding. To the extent permitted by law, the parties hereto shall and they hereby do waive trial by jury in any action or proceeding brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease or the interpretation thereof, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage. The provisions of this Section 17.b(iv)(G) shall survive the termination of this Lease.


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

              ___________                             ___________

              ___________                             ___________
              TENANT                                   LANDLORD
              INITIALS                                 INITIALS

                    (H) No waiver by Landlord or Tenant of the breach of any covenant, agreement, obligation or condition of this Lease shall be construed to be a waiver of any future breach of the same or any other covenant, agreement, obligation or condition hereof. The rights and remedies hereby created are cumulative, and the use of one remedy shall not be construed to exclude or waive the right to the use of another, or exclude any other right or remedy allowed by law.

     18.  TENANT'S REMEDIES UPON LANDLORD'S DEFAULT.

          a. TENANT'S RIGHT. If Landlord fails to perform any of its obligations under this Lease, Tenant shall notify Landlord (first orally then followed up in writing). If, within ten (10) business days after Tenant's written notification, Landlord has not commenced to cure the default in accordance with Section 11.a(ii) hereof (or subsequently does not diligently pursue the cure), Tenant may present Landlord with a request for reimbursement of actual costs associated with Tenant's performance of Landlord's obligations.

          b. NO WAIVER. No failure by Landlord or Tenant to insist upon the strict performance of any term of this Lease, or to exercise any right or remedy upon a breach by Tenant or Landlord, respectively, of this Lease, shall constitute a waiver of any breach or of any term. Efforts by Landlord or Tenant to mitigate the damages caused by the other party's breach of this Lease shall not be construed to be a waiver of Landlord's or Tenant's right to recover damages. Landlord's or Tenant's waiver of any covenant, term or condition contained in this Lease (which waiver must be in writing) shall not be construed as a waiver of any subsequent breach by Tenant or Landlord, respectively, of the same covenant, term or condition.

     19.  ASSIGNMENT AND SUBLETTING.

          a. CONSENT REQUIRED. Tenant shall not, voluntarily or involuntarily, by operation of law or otherwise: (i) assign, mortgage, pledge, encumber or in any manner transfer this Lease in whole or in part, or
(ii) sublet all or any part of the Premises, or allow any other person to occupy all or any part thereof (any event described in clauses (i) and (ii) being a "Transfer"), without the prior written consent of Landlord in each instance, which shall not be unreasonably withheld or delayed, and any attempt to do any of such acts without such consent shall be null and void and of no effect. Anything contained in the foregoing to the contrary notwithstanding, Tenant may assign this Lease or sublet all or any portion of the Premises to an Affiliate without the consent of Landlord. As used herein, the term "Affiliate" means and includes (A) Channel Overseas Corporation, Wyse Technology Investments, Inc., Wyse Technology (Taiwan) Limited, (B) any entity that is a successor entity to Tenant or any entity described in clause (A) above, whether by restructuring, renaming, merger, consolidation, operation of law or otherwise, (C) any direct or indirect individual shareholders of, or holders of a beneficial interest in, any entity described in clauses (A) or (B) above, or (D) any entity that is a direct or indirect parent or subsidiary of any person or entity described in clauses (A), (B) or
(C) above.

          b. CONSENTS. Any consent by Landlord that may hereafter be given to any act of Transfer shall be held to apply only to the specific transaction thereby approved. Such consent shall not be construed as a waiver of the duty of Tenant or its successors or assigns to obtain from Landlord consent to any other subsequent assignment, mortgage, pledge, encumbrance or subletting or as a modification or limitation of the rights of Landlord with respect to any covenants by Tenant hereunder.

     20.  HAZARDOUS MATERIALS.

          a. LANDLORD'S WARRANT. Landlord represents and warrants to Tenant that (i) Landlord has delivered to Tenant all reports known by Landlord regarding Hazardous Materials within the Project or Buildings which have been prepared and of which Landlord is aware; and (ii) except as set forth in said reports, Landlord knows of no Hazardous Materials located within the Project, Common Areas, Buildings or Premises as of the Commencement Date except for usual amounts of cleaning solvents and fluids and reproduction fluids and other usual amounts for office operations. Landlord shall indemnify, defend, protect and hold Tenant harmless from and against any and all claims, loss, proceedings, damages, causes of action, liability, costs or expenses (including attorneys' fees) arising as a result of any Hazardous Materials which exist within the Project, Common Areas, Buildings or Premises as of the Commencement Date and any Hazardous Materials which are present within the Project, Common Areas, Buildings or Premises after the Commencement Date which are not the result of the activities of Tenant, or Tenant's agents, assignees, subtenants, invitees, contractors or suppliers, or any machinery or equipment used by them or located in or servicing the Premises.

          b. DEFINITION OF "HAZARDOUS MATERIALS". For purposes of this Lease, the term "Hazardous Materials" shall include asbestos, any flammable, corrosive or ignitible material, any explosives, or petroleum by products, any radioactive materials, waste or substances or any toxic substances and other substances defined as "hazardous substances", "hazardous wastes", "extremely hazardous wastes", "hazardous materials" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 USC Section 9601, ET SEQ.; the Toxic Substances Control Act, 15 USC Section 2601, ET SEQ.; the Hazardous Materials Transportation Act, 49 USC Section 1801 ET SEQ.; the Resource Conservation and Recovery Act, 42 USC Section 6901 ET SEQ.; and/or in similar federal, state or local law.

          c. TENANT'S RESPONSIBILITY. Unless specifically agreed to by Landlord, Tenant shall not use or bring on the Premises any Hazardous Materials other than usual and customary materials used in offices. Any Hazardous Materials brought on the Premises by Tenant shall be used and stored in accordance with applicable state and federal law. Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any and all claims, losses, proceedings, damages, causes of action, liability, costs or expenses (including attorneys' fees) arising as a result of Tenant breach of this Section 20.c. or the existence, use, disposal or removal of any Hazardous Materials on or affecting the Project as a result of the activities of Tenant, or Tenant's agents, assignees, subtenants, invitees, contractors or suppliers, or any machinery or equipment used by them in or servicing the Premises.

          d. SCOPE OF INDEMNITY. The party indemnifying under this Section 20 ("Indemnifying Party") shall employ counsel reasonably acceptable to the party indemnified under this Section 20 ("Indemnified Party") to prosecute, negotiate and defend any claims, actions or causes of action brought under this Section 20. The Indemnified Party shall not have the right to compromise or settle any such claim, action, or cause of action without the Indemnifying Party's consent, except to the extent that such compromise or settlement does not impose liability directly on the Indemnifying Party without the Indemnifying Party's right to defend. The Indemnifying Party shall pay any amounts arising under the indemnity to the Indemnified Party immediately upon demand by the Indemnified Party, together with interest thereon at a rate equal to one percent (1%) per annum in excess of the "Prime Rate" of Wells Fargo Bank, N.A. ("Wells Fargo") in effect at the time the Indemnified Party advances funds for amounts covered by such indemnity (Wells Fargo's "Prime Rate" being the interest rate announced by Wells Fargo, in San Francisco, California, as the base rate of interest for loans or obligations making reference thereto), but in no event more than the maximum rate permitted by law. The Indemnifying Party's duty to indemnify the Indemnified Party under this Section 20 shall survive the expiration or earlier termination of this Lease.

     21. SURRENDER OF PREMISES. On the expiration or early termination of this Lease with respect to any portion of the Premises, Tenant shall surrender the portion of the Premises to Landlord in its condition as of the Commencement Date for the portion thereto, wear and tear, damage or destruction, condemnation and Alterations which Tenant is not required to remove pursuant to Section 13 hereof excepted. Tenant shall have the right to remove from the Premises all of Tenant's personal property and trade fixtures. In no event shall Tenant have any obligation to remove any cables or wiring which Tenant (or Landlord) has installed in the Premises so long as consistent with normal office installation. Tenant shall repair damage or perform any restoration work required by its removal.

     22. ESTOPPEL CERTIFICATE. At any time either party may request an estoppel certificate, in the form attached hereto as EXHIBIT C, from the other party. The estoppel certificate, which shall be provided at no cost or expense to the requesting party, shall be delivered within twenty (20) days after receipt of a request.

     23.  SUBORDINATION.

          a. SUBORDINATION. Subject to the provisions of Section 23.b., this Lease is and sh all be subject and subordinate to all ground leases, operating leases, superior leases and underlying leases now or hereafter in effect (each, a "Superior

Lease"), to all mortgages and deeds of trust which now or hereafter affect the Project, the Buildings or any ground or underlying leases thereof (each a "Superior Mortgage"), to all advances made or to be made under any Superior Mortgage and to all renewals, modifications, consolidations, replacements and extensions of any Superior Lease or Superior Mortgage. The provisions of this section shall be automatic and shall not require any further action. In confirmation of such subordination, Tenant will execute and deliver upon demand of Landlord any and all instruments desired by Landlord subordinating this lease to such Superior Lease or Superior Mortgage. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver all such subordination instruments in the event Tenant fails to execute and deliver said instruments within 10 days after notice from Landlord requesting the execution thereof.

          b. RECOGNITION OR ATTORNMENT AGREEMENT. The subordination of this Lease to any Superior Mortgage or Lease shall be subject to the fulfillment of the conditions precedent that, subject to the remaining provisions of this Article 23, the Successor Lessor or Successor Mortgagee shall have entered into a Non-Disturbance Agreement with Tenant.

          c. SUPERIOR LEASES; SUPERIOR MORTGAGES. (i) Tenant agrees that, at the option of the landlord under any Superior Lease (each a "Lessor"), Tenant shall attorn to said Lessor in the event of the termination or cancellation of such Superior Lease or, if requested by said Lessor, enter into a new lease with said Lessor (or a successor ground lessee designated by said Lessor) (the Lessor and any designated ground lessee being a "Successor Lessor") for the balance of the term then remaining hereunder upon the same terms and conditions as those herein provided.

                (ii) Tenant covenants and agrees that, if by reason of default under any Superior Mortgage, the mortgagee or beneficiary thereunder (each a "Mortgagee") or its designee or any other person or persons (each Mortgagee or other person that becomes the owner of the mortgaged property being a "Successor Mortgagee") enters into and becomes possessed of the said mortgaged property thereunder either through possession, foreclosure action or proceeding, deed-in-lieu of foreclosure or otherwise, or in the event of the sale of the said mortgaged property as a result of any action or proceeding to foreclose or otherwise to realize upon the security afforded by such Superior Mortgage, Tenant will attorn to the Successor Mortgagee as its landlord under this Lease, unless the Successor Mortgagee shall elect to terminate this Lease and the rights of the tenant hereunder. Any Successor Lessor and Successor Mortgagee is herein referred to as a "Successor".

               (iii) The foregoing provisions of this Section 23.c. shall inure to the benefit of any Successor, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of the Superior Lease or foreclosure of the Superior Mortgage, as the case may be, shall be self-operative upon the election of any Successor, and no further instrument shall be required to give effect to said provisions. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of any Successor, instruments, satisfactory to each Successor, which may be necessary or appropriate to evidence and confirm the foregoing provisions of this Section, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Tenant hereby appoints the Lessor, Mortgagee or any Successor the attorney-in-fact, irrevocably, of Tenant to execute and deliver for and on behalf of Tenant any such instrument. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event any proceeding is brought by any Mortgagee to foreclose under its Superior Mortgage or by any Lessor to terminate the Superior Lease, and agrees that unless and until the Successor, in connection with any such proceeding, shall elect to terminate this Lease and the rights of Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding.

          d. DIRECT LEASE. Upon an attornment as set forth in Section 23.c. above, this Lease shall continue in full force and effect as a direct lease between the Successor and Tenant upon all of the then executory terms of this Lease except that such Successor shall not be (i) liable for any previous act, omission or negligence of Landlord under this Lease; (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against Landlord; (iii) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification or prepayment shall have been approved in writing by the Lessor or the Mortgagee through or by reason of which the Successor shall have succeeded to the rights of Landlord under this Lease;
(iv) liable for any security deposited pursuant to this Lease unless such security has actually been delivered to the Successor; (v) obligated to repair the Premises or the Building or any part thereof in the event of total or substantial damage or partial condemnation, beyond such repair as can reasonably be accomplished from the net proceeds of insurance or condemnation award actually made available to the Successor or (vi) obligated to perform any Landlord's work or other Alterations.

          e. RIGHT TO CURE. If any act or omission by Landlord would give Tenant the right, immediately or after lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, abatement of rent, setoff or counterclaim, Tenant will not exercise any such right until (i) it has given written notice of such act or omission to each Lessor and Mortgagee whose name and address shall have previously been furnished to Tenant and
(ii) a reasonable period for remedying such act or omission shall have elapsed following such giving of notice and following the time when such Lessor or Mortgagee shall have become entitled under the applicable Superior Lease or Superior Mortgage as the case may be, to remedy the same (which shall in no event be less than the period to which Landlord would be entitled under this Lease to effect such remedy).

     24.  WARRANTIES OF LANDLORD; QUIET ENJOYMENT.

          a. WARRANTIES OF LANDLORD. Landlord represents and warrants to Tenant that there are no agreements, restrictions, covenants, encumbrances or easements which will increase any of Tenant's obligations under this Lease or diminish any of Tenant's rights hereunder. In addition, Landlord warrants that it shall not allow any portion of the real property within and adjoining the Project (over which Landlord has any control) to be used for any purposes which would detract from the desirability of the Project to Tenant.

          b. QUIET ENJOYMENT. Landlord covenants with Tenant that, during the periods that no Events of Default on the part of Tenant are outstanding,
(i) Tenant shall and may peaceably and quietly have, hold and enjoy the Premises and Common Areas for the Term; (ii) neither Landlord, nor any party claiming under or through Landlord, shall disturb Tenant's quiet enjoyment of the Premises or Common Areas; and (iii) Landlord shall defend Tenant's right to such quiet enjoyment. Landlord shall defend, indemnify and hold Tenant harmless from and against all losses and damages that arise as a result of a breach of Landlord's covenant under this Section.

     25. HOLDING OVER. If Tenant holds over and retains and fails to deliver possession of the Premises or any part thereof after the expiration or earlier termination of this Lease, the parties agree that the damage to Landlord will be substantial and impossible to measure accurately. Tenant therefore, at the option of Landlord, shall pay as monthly Rent a sum equal to 125% of the amount of all Rent and any other charges hereunder payable during the last month of the Term, computed on a daily basis for each day that Tenant remains in possession. In addition thereto, Tenant shall be liable for and shall pay to Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over and hereby indemnifies Landlord from and against liability resulting from delay by Tenant in so surrendering the Premises, including (a) any claims made by any succeeding tenant or prospective tenant founded upon such delay, (b) any payment or rent concession which Landlord may be required to make to any succeeding or prospective tenant for all or any part of the Premises in order to induce such tenant not to terminate its lease or its negotiation therefor by reason of Tenant's delay in so surrendering the Premises and (c) any loss suffered if a succeeding or prospective tenant shall terminate its lease or not proceed to execute and deliver its lease by reason of Tenant's delay in so surrendering the Premises. Nothing herein contained shall be deemed to permit Tenant to remain in possession of the Premises after the expiration or sooner termination of the Term of this Lease.

     26. RECORDING. Within thirty (30) days after the date hereof, a memorandum of this Lease in the form attached hereto as EXHIBIT E shall be signed by Landlord and Tenant (with their signatures notarized) and recorded in the Official Records of Santa Clara County.

     27. ATTORNEYS' FEES. If either party shall bring any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to enforce, protect or establish any term, condition or covenant of this Lease, or otherwise to establish the rights of the parties, the prevailing party shall be entitled to recover, as a part of the action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and court costs as may be fixed by the court or jury.

     28. BROKERS. Landlord and Tenant each warrants and represents for the benefit of the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease and that it knows of no other real estate broker or agent who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any broker or individual for commissions or fees resulting from the actions of the indemnifying party in connection with this Lease.

     29.  PARKING.

          a. TENANT'S RESERVED PARKING SPACES. Tenant, at no additional cost (except to the extent covered in the Operating Expenses), shall have the exclusive use of the reserved parking spaces within the Project ("Reserved Parking Spaces") which are at the locations shown on EXHIBIT A. At Tenant's request and at no cost to Tenant, Landlord shall use best efforts to ensure Tenant's exclusive use of the Reserved Parking Spaces and shall construct signs or otherwise mark Tenant's Reserved Parking Spaces to state that they are for Tenant's exclusive use.

          b. UNRESERVED PARKING SPACES. Tenant, at no additional cost (except to the extent covered in the Operating Expenses), shall have the use of unreserved parking spaces within the Project ("Unreserved Parking Spaces") to the extent that the total of all Reserved Parking Spaces and Unreserved Parking Spaces shall afford Tenant use of parking spaces at an aggregate ratio of four (4) parking spaces for each one thousand (1,000) rentable square feet of the Premises. The Unreserved Parking Spaces shall be within the locations shown on EXHIBIT A. Tenant shall have the use of the Unreserved Parking Spaces, in common with other tenants of the Building, upon such reasonable terms and conditions as may from time to time be established by Landlord.

          c. COMPLIANCE OF PARKING LAWS AND REGULATIONS. Landlord shall maintain all parking areas in first class condition, including striping, security, lighting, and repair. Landlord represents and warrants that throughout the Term the parking spaces Landlord provides to Tenant shall comply with all applicable laws and regulations and that they shall be sufficient in number to meet all requirements under applicable parking laws and regulations. Tenant's use of the parking spaces shall be in compliance with and Tenant agrees to comply with all such laws and regulations and any rules and regulations promulgated by Landlord, so long as such rules and regulations are applied in a uniform and non-discriminatory manner.

          d. NO CHARGE. There shall be no charge (except to the extent covered in the Operating Expenses) for any portion of the parking facilities (E.G., there shall be no charge for either the Reserved Parking Spaces or the Unreserved Parking Spaces), unless and to the extent of charges imposed by applicable governmental authorities after the Commencement Date.

     30. NOTICES. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be given by hand delivery, electronic mail (E.G., facsimile) or the United States mail. Notices which are sent by electronic mail shall be deemed to have been given upon receipt. Notices which are mailed shall be deemed to have been given when seventy-two (72) hours have elapsed after the notice was deposited in the United States mail, registered or certified, the postage prepaid, addressed to the party to be served. As of the date of execution of this Lease, the addresses of Landlord and Tenant are those specified in the Basic Lease Information. Either party may change its address to another location or locations within the United States by giving notice of the change in accordance with this Section.

     31. TRANSFER OF TITLE. Landlord shall deliver notice to Tenant within ten (10) days after a transfer of title of all or any portion of the Project.
 Tenant shall not be obligated to deliver the Rent or otherwise fulfill any other obligations under this Lease to the transferee until Tenant has received a (conformed) copy of the recorded deed transferring title to the Project to the transferee.

     32.  GENERAL

          a. CAPTIONS. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

          b. TIME. Time is of the essence for the performance of each term, condition and covenant of this Lease.

          c. SEVERABILITY. If any provision of this Lease is held to be invalid, illegal or unenforceable, the invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if the invalid, illegal or unenforceable provision had not be contained herein.

          d. CHOICE OF LAW; CONSTRUCTION. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. For the purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires:

               1. The terms "include", "including" and "such as" shall be construed as if followed by the phrase "without being limited to". The words "herein", "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article or Section unless expressly so stated.

               2. The term "law" or "legal requirements" shall mean all laws, statutes, ordinances (including building codes and zoning regulations and ordinances), orders, rules, regulations, directives and requirements of, and the provisions of all licenses, permits (special or otherwise), approvals and certificates issued by, all governmental authorities, whether now or hereafter in force, and all requirements, obligations and conditions of all instruments of record, in each case to the extent applicable to the Project or the Premises or any part thereof or the sidewalks, curbs or areas adjacent or appurtenant thereto. The term "law" or "legal requirements" includes legal requirements relating to the environment.

               3. The term "governmental authorities" shall mean all federal, state, county, city and municipal governments, all political subdivisions thereof and all agencies, boards, bureaus, commissions, departments, offices and instrumentalities of any of the foregoing, and any officials thereof, and any other governmental, public or quasi-public authorities, now existing or hereafter created, having jurisdiction or affecting the Project or the Premises.

               4. The term "agents" of any person described in this Lease shall include all agents, contractors, subcontractors, affiliates, servants, employees, invitees and licensees of such person, and the agents of such agents.

               5. The words "Tenant hereby indemnifies Landlord against liability" and words of like import shall mean that Tenant hereby agrees to and hereby does indemnify and hold and save harmless Landlord, the Lessor, the Mortgagee and the irrespective agents, from and against any and all loss, cost, liability, claim, damage, fine, penalty and expense, including reasonable attorneys' fees and disbursements, but the same shall not be construed as indemnifying any of the foregoing named persons for liability to Tenant arising out of the negligence or tortious acts of such person.

               6. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though fully expressed. If there is more than one person or entity who or which are Tenant under this Lease, the obligations imposed upon Tenant under this Lease shall be joint and several. The relationship between Landlord and Tenant created hereunder shall be that of lessor and lessee and nothing herein shall be construed as creating any joint venture or partnership.

               7. The rule of "ejusdem generis" shall not be applicable to limit a general statement following or referrable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

               8. Each of the terms of this Lease to be performed shall be deemed and construed as a separate and independent covenant of the person obligated to perform the same, not dependent upon any of the other terms of this Lease. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

               9. The various terms which are defined in other Articles of this Lease or are defined in Exhibits annexed hereto shall have the meanings specified in such other Articles and such Exhibits for all purposes of this Lease and all agreements supplemental hereto, nless the context clearly indicates the contrary.

               10. The Article headings or other captions in this Lease and the Table of Contents to this Lease are inserted only as a matter of convenience or reference, and are not to be given any effect in construing this Lease.

          e. GENDER; SINGULAR, PLURAL. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership, a corporation, or a joint venture, and the singular includes the plural.

          f. BINDING EFFECT. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns.

          g. ENTIRE AGREEMENT. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

          h. COUNTERPARTS. This Lease may be executed in counterparts, each of which shall be an original, but all counterparts shall constitute one instrument.

          i. EXHIBITS. The Basic Lease Information and all Exhibits attached hereto are hereby incorporated herein and made an integral part hereof.

          j. DEFINITION OF LANDLORD. The term "Landlord" shall mean only the owner at the time in question of the present landlord's interest in the Project and the Buildings and in the event of a transfer or transfers (by operation of law or otherwise) of the Project or the Buildings or a lease of all or substantially all of the Project and the Buildings, or a transfer or transfers (by operation of law or otherwise) of the leasehold estate under any such lease, the transferor or lessor, as the case may be, shall be and hereby is automatically and entirely released and discharged, from and after the date of such transfer or leasing, of all liability in respect of any covenant and obligation under and the performance of any of the terms of this Lease on the part of Landlord thereafter to be performed; and the transferee or lessee shall be deemed to have assumed and agreed to perform, subject to the limitations of this Section and Sections 23 and 32.k. (and without further agreement), all of the terms of this Lease on the part of Landlord to be performed during its period of ownership.

          k. EXCULPATORY CLAUSE. Tenant shall look solely to Landlord's estate and interest in the Project and the Buildings for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord and no other property or assets of Landlord or Landlord's agents shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the Premises or any other liability of Landlord to Tenant.

          l. FORCE MAJEURE. In the event Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature beyond the reasonable control of Landlord ("Force Majeure"), then performance of such act shall be extended for a period equivalent to the period of such delay.

     IN WITNESS WHEREOF, the parties have executed this Lease, on the date(s) set forth below.

"Landlord":                            "Tenant":

WYSE TECHNOLOGY INVESTMENTS, INC.,     WYSE TECHNOLOGY, INC.,
a California corporation               a Delaware corporation



By: /s/ GARY ANDERSON                  By: /s/ GLORIA WAHL
    ----------------------------           --------------------------------
    Name:  Gary Anderson                   Name:  Gloria Wahl
    Title: Vice President                  Title: Treasurer

Date: March 19, 1993                   Date: March 19, 1993
      --------------------------             ------------------------------

                                     EXHIBIT A

Legal Description of Real Property; Floor Plan for Buildings; Calculation of Total Rentable and Useable Square Footage for each Building and the Project; and Site Plan of the Project

                                  EXHIBIT B-1

                            SUMMARY OF OPERATING EXPENSE

     To include:

            (1)  Summary of Project Operating Expenses for 1990 and 1991;

            (2)  Estimate of Project Operating Expenses for 1992 and 1993;

            (3) Summary of Building Operating Expenses for 1990 and 1991, segregated for Building 1, Building 2, and Building 3; and

            (4) Estimate of Building Operating Expenses (and Tenant's Percentage Share of the Building Operating Expenses) for 1992 and 1993, segregated for Building 1, Building 2, and
                 Building 3.

                                   EXHIBIT B-2

                          SUMMARY OF AMENITIES EXPENSES

     To include:

            (1)    Summary of Amenities Expenses for 1990 and 1991

            (2)    Estimate of Amenities Expenses for 1992 and 1993

                                    EXHIBIT C

                               ESTOPPEL CERTIFICATE

-------------------
-------------------
-------------------

            Re: Lease dated March __, 1992 ("Lease") by and between _______________ _____________ ("Landlord") and
                      ______________________ ("Tenant").

Gentlemen:

     Reference is made to the above-described Lease in which the undersigned is the Tenant. The undersigned hereby acknowledges that:

     1.   A true and correct copy of the Lease is attached hereto as EXHIBIT 1.

     2. There are no modifications, amendments, supplements, arrangements or side letters modifying, amending, altering, supplementing or changing the terms of the Lease except as follows: ________________________________________.

     3. The Lease is in full force and effect, and the Lease has been duly executed and delivered by the Tenant.

     4. The undersigned acknowledges that (a) Rent on the Lease has been paid up to and including 19__ (b) Monthly Base Rent during the ____________ (__) year of the term of the Lease is _________________ Dollars ____________ and (c) Rent has not been paid for any period after _____________ 19__.

     5.   Tenant is not aware of any outstanding default under the Lease except:
_____________________________________________________________________.


Dated:  _____________, 19__            Very truly yours,

                                       "Tenant"

                                       __________________________,
                                       a ________________________

                                       By: ______________________
                                       Its:______________________

                                     EXHIBIT D

             LANDLORD'S NORMAL BUSINESS HOURS FOR OPERATION OF HVAC

Supply fans provide air circulation for heating, cooling and outside air according to the following schedule:

SITE                          DAYS                         SCHEDULED

Building 2                    Monday-Friday                5:30am-7:30pm
                              Saturday                     8:00am-5:00pm
                              Sunday                       Off

Cafeteria                     Monday-Friday                5:30am-3:00pm
                              Saturday/Sunday              Off

Health Club                   Monday-Friday                10:00am-8:00pm
                              Saturday/Sunday              Off

Boiler                        On constantly                Turned on 9/27/90
                              during winter

Chiller: Provides
chilled water for             Monday-Friday                6:30am-9:00pm
all Buildings:                Saturday                     8:00am-7:00pm
                              Sunday                       9:00am-7:00pm

[Building 3?]

                                   EXHIBIT E

                              MEMORANDUM OF LEASE

                                   EXHIBIT F

                         TENANT INSURANCE REQUIREMENTS

     (a) Commercial General Liability Insurance to afford protection against any liability for bodily injury, death or property damage occurring in, upon, adjacent to or in connection with the Premises, in such amount as Landlord may determine and in no event less than $5,000,000 with respect to bodily injury, death or property damage arising out of any one occurrence and not less than $5,000,000 from the aggregate of all such occurrences within each policy year. This policy shall include (i) coverage for contractual liability (including the matters set forth in Section 9 hereof), owner's protective liability, independent contractor's liability and completed operations liability and (ii) a provision that said aggregate limit shall apply separately at the Premises and that said insurer will provide notice to Landlord if said aggregate is reduced by either payments of a claim or the establishment of reserves for claims if said payments or reserves exceed $250,000. Tenant agrees that if said aggregate limit applied to the Premises is reduced by the payment of a claim or the establishment of a reserve to take all practical immediate action to have the aggregate limit restored by endorsement to the existing policy or the purchase of an additional insurance policy complying with these requirements;

     (b) Insurance upon the Premises (other than the basic Buildings but including all Alterations thereto and all furniture, furnishings, fixtures and equipment thereon) in an amount equal to the full replacement value thereof (including an "agreed amount" endorsement), including any increase in value resulting from increased costs, with coverage against such perils and casualties as are commonly included in "all risk" insurance policies (including breakage of glass within the Premises, sprinkler leakage and collapse);

     (c) Broad Form Boiler and Machinery Insurance on all air conditioning equipment, electrical apparatus, boilers and other pressure vessels or systems, whether fired or unfired, installed by Tenant (or by Landlord, at Tenant's expense) in or near the Premises, either as part of the extended coverage insurance mentioned in clause (b) above or in amounts set by Landlord, but in no event less than $1,000,000;

     (d) During the course of construction of any Alterations (including under the Exhibit C or in connection with the preparation of the Premises for occupancy) by Tenant in the Premises and until completion thereof, Builder's Risk Insurance on an "all risk" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering the interests of Landlord and Tenant (and their respective contractors and subcontractors), and any Lessor or Mortgagee in all work incorporated in the Building and all materials and equipment in or about the Premises;

     (e)  Workers' Compensation Insurance, as required by law;

     (f) Loss of income and business interruption insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils; and

     (g) Such other insurance in such amounts as Landlord or any Lessor or Mortgagee may reasonably require from time to time.

                                    EXHIBIT G

                    SPECIFICATIONS FOR UTILITIES AND SERVICES